UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	June 30, 2011

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2011

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Fund Performance	14

Expense Example	16

Investment Advisory Agreement Approval	20

Portfolios of Investments:

Money Market	24

Limited Duration	26

Income Plus	34

Global Infrastructure	44

European Equity	47

Multi Cap Growth	51

Aggressive Equity	54

Strategist	57

Financial Statements:

Statements of Assets and Liabilities	70

Statements of Operations	72

Statements of Changes in Net Assets	74

Notes to Financial Statements	82

Financial Highlights	108

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited)

Dear Shareholder,

The financial markets benefited from a relatively positive outlook on the global economy in the early months of 2011, but gains diminished as the period progressed. Political turmoil in the Middle East and North Africa and the subsequent spike in oil prices, Japan's natural disaster and its repercussions on global supply chains, troubling U.S. economic data and uncertainties about the anticipated conclusion of the second round of quantitative easing (QE2) in June, and a renewed focus about the European sovereign debt crisis were among the issues weighing on the markets in the second quarter of 2011. Overall for the six-month period, riskier assets outperformed, with U.S. and international equities generally outpacing fixed income securities.

Domestic Equity Overview

The U.S. equity market rose in the six-month period ended June 30, 2011. The market as represented by the S&P 500 Index, posted a stronger gain in the first quarter, when investors were more confident about the economy's path. However, heading into the second quarter, markets were disrupted by the news of political unrest in the Middle East and North Africa, and the earthquake and tsunami in Japan. The pace of U.S. economic growth began to look less certain, with weakening jobs reports, declining consumer spending and retail sales, and reduced activity in the manufacturing sector. Spiking oil prices also weighed on the market, but prices have eased since April's high.

Fixed Income Overview

Despite slowing U.S. economic growth and intensifying European debt concerns, U.S. fixed income securities, as represented by the Barclays U.S. Aggregate Index rose modestly during the period. Early in the period, opinions were divided on whether interest rates would rise or fall once the Treasury market's main buyer, the Federal Reserve, concluded its asset purchase program (QE2) in June. Corporate bonds fared well against a backdrop of global economic growth, low interest rates, and healthy corporate balance sheets. However, in the second quarter, a loss of momentum in the global economy and the worsening debt crisis in Europe slowed the corporate sector's gains and prompted a Treasury rally. The ultra-low interest rate environment continued to weigh on the money markets during the period. With economic growth stalling, investors expect the Fed to maintain its near-zero interest rate policy for a prolonged period, which would keep yields on the short end of the curve anchored. (Note: after the close of the reporting period, the Federal Open Market Committee's August 9, 2011 statement noted that the committee anticipates economic conditions would warrant maintaining the federal funds rate at nearly zero through mid-2013.) The money markets were also disrupted by concerns about U.S. money funds' exposure to European banks' commercial paper.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

International Equity Overview

Among international equity markets, Europe led, with the emerging markets trading nearly flat and Japan's market falling during the period (as measured by the MSCI regional indexes). In Europe, the debt crisis seemed to enter a new phase with Greece needing a second bailout and fears that spreading to Italy and Spain, the eurozone's third and fourth largest economies, respectively would be next. Yet, the "core" economies of Germany and France (which together comprise half of eurozone Gross Domestic Product) continued to look strong. European companies' exposure to the faster growth in the emerging markets has served them well, corporate profit margins have remained high, and balance sheets have been strong. Japan's equity market was volatile during the period. The market retreated following the earthquake and tsunami on March 11 and subsequent nuclear crisis but was able to regain some of its losses before the end of the reporting period. A rally in mid-June was driven by more optimistic corporate and economic news. Meanwhile, rising inflation and higher interest rates across the emerging markets, combined with concerns about reduced global liquidity, weighed on emerging market equities during the reporting period.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2011, Variable Investment Series — Money Market Portfolio had net assets of approximately $117 million with an average portfolio maturity of 11 days. For the seven-day period ended June 30, 2011, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.43% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.43% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.37% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2011, the Portfolio's Class X shares returned 0.00%. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2011, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.69% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.69% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.62% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2011, the Portfolio's Class Y shares returned 0.00%. Past performance is no guarantee of future results.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We have focused our investment in the front-end of the curve. We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, has put us in a unique position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios of securities that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the six-month period ended June 30, 2011, Variable Investment Series — Limited Duration Portfolio Class X shares produced a total return of 1.95%, outperforming the Barclays Capital U.S. Government/Credit Index (1-5 Year) (the "Index"),1 which returned 1.77%, and underperforming the Barclays Capital U.S. Credit Index (1-5 Year),2 which returned 2.55%. For the same period, the Portfolio's Class Y shares returned 1.78%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio benefited from an overweight to the investment-grade credit segment. Shorter maturity investment-grade credit spreads relative to Treasuries tightened by about 10 basis points over the period. The Portfolio's allocation to asset-backed securities, which are not represented in the Index, also helped performance as spreads in the sector narrowed in the first half of 2011.

1  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The benchmark for the Portfolio changed from the Barclays Capital U.S. Credit Index (1-5 Year) to the Barclays Capital U.S. Government/Credit Index (1-5 Year) effective 01/01/11.

2  The Barclays Capital U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

However, the Portfolio's interest-rate positions dampened relative performance. The Portfolio was positioned to benefit from a widening of swap spreads, which detracted slightly from returns as the spread instead tightened. The Portfolio also had a shorter duration than that of the Index, which slightly hurt performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the six-month period ended June 30, 2011, Variable Investment Series — Income Plus Portfolio Class X shares produced a total return of 3.59%, outperforming the Barclays Capital U.S. Corporate Index (the "Index"),3 which returned 3.16%. For the same period, the Portfolio's Class Y shares returned 3.48%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The first half of 2011 truly represented a tale of two markets. The first quarter provided a positive backdrop for risky assets and the Portfolio outperformed the Index. However, the Portfolio retreated during the second quarter of the year, as spread products broadly underperformed Treasuries. For the six-month period overall, the Portfolio outpaced the Index largely due to an overweight to investment grade corporates and selected holdings in lower-rated high yield credits. The Portfolio's yield curve positioning also contributed positively to performance during the reporting period.

The Portfolio began the year overweight investment grade corporate bonds, and with exposure to high yield corporates and convertible bonds as well. These positions were initiated to try to benefit from a continuing global economic recovery and rally in risky assets. During the first quarter, with economic growth exceeding consensus expectations and volatility declining, these overweight positions, particularly in investment grade corporate bonds, contributed positively to performance. Most of the outperformance came from the financial sector (banking, insurance, finance and real estate investment trusts), which collectively represented the Portfolio's largest overweight relative to the Index. Our preference for owning these positions was predicated on the belief that these companies would continue to increase capital while working to reduce balance sheet risks.

3  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

The second quarter of 2011 turned out to be quite different from the first three months of the year. After a relatively good month for spread products in April, risky assets underperformed Treasuries in May and June on concerns over a slowing U.S. economy and a resurgence of European sovereign debt issues. The Portfolio's overweight to investment grade credit as well as our exposure to high yield and convertible bonds dampened performance in this quarter. Volatility and spread widening were especially notable in the banking sector, the Portfolio's largest overweight. While volatility is likely to persist, we continue to see value in the sector and remain comfortable with our exposures to many systemically important banks from around the globe. In the final months of the period, the Portfolio did benefit from underweights to select non-financial sectors, such as railroads and health care, although gains made by these positions did not offset underperformance from elsewhere within the Portfolio.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the six-month period ended June 30, 2011, Variable Investment Series — Global Infrastructure Portfolio Class X shares produced a total return of 12.08%, outperforming the Dow Jones Brookfield Global Infrastructure Index (the "Index"),4 which returned 11.84%, and the S&P Global BMI Index,5 which returned 4.96%. For the same period, the Portfolio's Class Y shares returned 11.95%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 11.84% during the first half of 2011, as measured by the Index. Among the major infrastructure sectors, the European regulated utilities, pipeline, and gas midstream sectors exhibited relative outperformance, while the communications, gas distribution utilities, and transmission and distribution sectors underperformed the Index.

4  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 10,000 index members representing 26 developed and 19 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

The first six months of 2011 were characterized by considerable macroeconomic uncertainty, equity market volatility, and investor tendency towards risk aversion. In the U.S., despite some encouraging economic signs in the first quarter and the beginning of the second quarter, investors became increasingly concerned over the sustainability of economic growth without a further accommodative monetary policy by the Federal Reserve. Furthermore, persistent weakness in the labor markets added to the unease. In Europe, concern over the weak fiscal condition of certain European Union member states — with a primary focus on Greece — continued to unsettle the markets. In Asia, investors focused on events in Japan and China, as they attempted to assess the longer-term impact of the Eastern Japan Great Earthquake and the Chinese central government's ability to control inflation while avoiding a significant slowdown in the Chinese economy.

Despite these macroeconomic challenges, the fundamentals and share price performance of infrastructure companies over the first six months of 2011 turned out to be quite resilient. This is most acutely observed in the European regulated utilities sector, where concerns over regulatory risk and the potential negative impact of higher debt interest costs resulting from the sovereign debt crisis have been largely overdone (at least to date). In fact, longer-term capital plans for the majority of the European regulated utilities have remained quite stable throughout the European debt crisis.

Aside from European regulated utilities, another bright spot within infrastructure for the first half of 2011 was energy infrastructure, where fundamentals in the U.S. and Canada continue to be quite strong and show little sign of letting up. During the first six months of 2011, a number of pipeline and gas midstream companies announced new projects or expansions of existing infrastructure to facilitate the gathering, processing, and transportation of natural gas and natural gas liquids, primarily in shale formations in the U.S. and western Canada. In particular, natural gas liquids take-away capacity remains insufficient in some markets, and companies have been aggressive in bidding for opportunities to meet this need.

Among the sectors that underperformed for the first six months of 2011, we attribute underperformance in the communications sector to the perceived negative impact of a proposed merger of two large wireless carriers on wireless tower company cash flows. Within gas distribution utilities, we attribute underperformance primarily to negative sentiment and perceived regulatory risk relating to the Hong Kong-listed Chinese gas distribution utilities.

The Portfolio's outperformance for the first half of 2011 was primarily driven by bottom-up stock selection, with neutral or favorable stock selection in all the infrastructure sectors except for gas distribution utilities and European regulated utilities. This positive bottom-up stock selection was only partially offset by

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

negative top-down positioning, where our overweight to the communications sector and underweight to European regulated utilities detracted from performance.

In terms of portfolio positioning, we began the first part of 2011 with a large overweight in the toll road sector, more modest overweights in the diversified and gas midstream sectors, and a significant underweight to the gas distribution utilities sector. As many of our investments in the toll road, diversified, and gas midstream sectors have played out in the first six months of the year, we have reduced positions in these sectors accordingly. Moreover, as companies in the gas distribution utilities sector have exhibited underperformance over the first six months of 2011 — with much of the underperformance coming from Hong Kong-listed Chinese gas distribution companies — we have increased the Portfolio's weight to this sector considerably. Overall, our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the gas distribution, communications, and pipeline companies sectors, and an underweighting to companies in the European regulated utilities, gas midstream, and transmission and distribution sectors. The Portfolio's underweight positions primarily reflect caution on near-term valuation.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long terms, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying assets and growth prospects.

As we look to the second half of the year, we continue to be most positive on infrastructure companies in Asia, where valuations appear to be quite attractive. Stocks are trading at significant discounts to intrinsic value, and growth — despite some concerns over the possibility of a significant slowdown in the Chinese economy — continues to be robust. We also remain positive on energy infrastructure, particularly within the pipeline and gas midstream space in the United States and Canada, as the extraction of shale gas and crude oil continues at a very resilient pace.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

European Equity Portfolio

For the six-month period ended June 30, 2011, Variable Investment Series — European Equity Portfolio Class X shares produced a total return of 8.32%, underperforming the MSCI Europe Index (the "Index"),6 which returned 9.05%. For the same period, the Portfolio's Class Y shares returned 8.20%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The main performance detractors on a sector basis for the six-month period were stock selections in the consumer discretionary, materials, and telecommunications sectors. In the consumer discretionary sector, a position in a German retailer underperformed after consumer demand, especially from Eastern Europe, grew by less than expected. The Portfolio's materials holdings featured several weak performers, including a U.K.-based mining company and a Luxembourg-based steel producer. We were not invested in a German chemicals company, which outperformed the Index and the overall sector and dampened relative returns. In the telecommunications sector, we sold the Portfolio's position in a lagging U.K. telecommunications services provider, which hurt overall performance. On a country basis, stock selections in France and Germany dampened relative returns.

However, stock selections in the industrials and financials sectors were more favorable to performance. Within the industrials sector, several capital goods holdings performed well during the period, bolstered by their strong exposure to emerging markets and the benefits of pricing power in a weak euro environment. Within financials, the Portfolio's holdings in bank stocks aided returns, as did the lack of exposure to some of the larger underperforming European banks. On a country basis, stock selections in Portugal and Finland were the most additive.

As with the global and U.S. economies, we expect European gross domestic product (GDP) to slow in the second half of 2011 and inflation should begin to ease with falling commodity prices. Sovereign debt risks remain in the peripheral European countries of Greece, Ireland and Portugal (which together account for 6.5% to 7% of eurozone GDP). While there are fears that the much larger economies of Spain and Italy

6  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

could be impacted by the crisis (Spain alone represents 12% of eurozone GDP), this is not our base case. The "core" European economies, namely Germany and France, still look strong, capable of sustaining positive GDP growth in our view. European companies have significant exposure to the growth in emerging markets, and a backdrop of peak corporate margins, healthy corporate balance sheets and cheap valuations may provide a positive backdrop for European equities. Our investment approach remains the same. We continue to seek high quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt, that are trading at what we consider attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Multi Cap Growth Portfolio

For the six-month period ended June 30, 2011, Variable Investment Series — Multi Cap Growth (formerly Capital Opportunities) Portfolio Class X shares produced a total return of 5.06%, underperforming the Russell 3000® Growth Index (the "Index"),7 which returned 6.98%. For the same period, the Portfolio's Class Y shares returned 4.93%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The largest detractor from relative performance during the period was the financial services sector. Within the sector, holdings in diversified financial services and in securities brokerage and services performed poorly. Stock selection in producer durables was also unfavorable, primarily due to disappointing performance from a position in a commercial services stock not represented in the Index and from a global logistics stock. The energy sector was another area of weakness. Energy was one of the better performing sectors in the Index during the period and the Portfolio's lack of exposure to those gains dampened relative performance.

However, stock selection in technology helped to offset relative losses. Performance within the sector was primarily driven by several holdings in the computer services systems and software industry, and a position

7  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

in a telecommunications equipment company that is not represented in the Index. Stock selection in the health care sector also contributed positively, led by positions in two medical equipment stocks and a medical supply stock.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Aggressive Equity Portfolio

For the six-month period ended June 30, 2011, Variable Investment Series — Aggressive Equity Portfolio Class X shares produced a total return of 4.70%, underperforming the Russell 3000® Growth Index (the "Index"),8 which returned 6.98%. For the same period, the Portfolio's Class Y shares returned 4.54%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The largest detractor from relative performance during the period was the financial services sector. Within the sector, holdings in diversified financial services and in securities brokerage and services performed poorly. Stock selection in producer durables was also unfavorable, primarily due to disappointing performance from a position in a commercial services stock not represented in the Index and from a global logistics stock. The energy sector was another area of weakness. Energy was one of the better performing sectors in the Index during the period, and the Portfolio's lack of exposure to those gains dampened relative performance.

However, stock selection in technology helped to offset relative losses. Performance within the sector was primarily driven by several holdings in the computer services systems and software industry, and a position in a telecommunications equipment company that is not represented in the Index. Stock selection in the health care sector also contributed positively, led by positions in two medical equipment stocks and a medical supply stock.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

8  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

Strategist Portfolio

For the six-month period ended June 30, 2011, Variable Investment Series — Strategist Portfolio Class X shares produced a total return of 1.07%, underperforming both the S&P 500® Index (the "Index"),9 which returned 6.03%, and the Barclays Capital U.S. Government/Credit Index,10 which returned 2.61%. For the same period, the Portfolio's Class Y shares returned 1.00%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

The Portfolio entered 2011 with an overweight exposure to equities at 75% of total assets (versus an average balanced fund's 55% weight) and an underweight exposure to fixed income (20% versus an average balanced fund's 35% weight) and cash (5% versus an average balanced fund's 10% exposure)11.

As 2010 ended, macroeconomic indicators generally pointed to a continuation of the global economic recovery that began in early 2009. Stubbornly high unemployment levels and European sovereign debt uncertainty loomed, but both appeared on the mend as global industrial activity and trade boomed. Unanticipated events, however, shifted expectations quite abruptly, as a severe winter, rapidly rising gasoline prices, escalating Middle East tensions, and the Japanese earthquake and tsunami combined to dampen sentiment around the globe.

9  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

10  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

11  Source for average balanced fund asset allocation weights: Pensions & Investments.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

During the first quarter of the year, we reduced our exposure to equities within the Portfolio to take into account these unanticipated risks, as well as the slower-than-expected progress in job creation and European debt reduction. We further repositioned sectors to reflect these views, but also to focus the Portfolio in sectors where our conviction levels were higher (financials, basic materials and telecommunications).

As the second quarter came to a close, our Portfolio held 59% of its assets in equities, 22% in fixed income, and 19% in cash equivalents. Within equities, our sector exposures featured overweight positions (versus the Index) in financials, basic materials, telecommunications and consumer discretionary securities.

Within the fixed income component of the Portfolio, our largest exposure (corporate credits, 43% of total) remained unchanged throughout the first half of 2011. We increased both our government bond and asset-backed securities holdings slightly (to 38% and 3%, respectively) while reducing our agency (15%) and cash (1%) exposures at the margin. We continued to avoid mortgage debt.

During the reporting period, instruments defined as derivatives were used only to position the fixed income portfolio to desired weights as reflected in the asset allocation mandate.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2011 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2011 (unaudited)

Average Annual Total Returns—Period Ended June 30, 2011(1)
Class X	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Aggressive Equity	43.63%	7.58%	6.13%	6.09%	5/4/1999
European Equity	40.20	2.78	4.34	9.29	3/1/1991
Global Infrastructure	36.41	5.71	3.70	7.73	3/1/1990
Income Plus	8.31	7.37	6.40	7.36	3/1/1987
Limited Duration	3.02	-0.11	1.44	1.99	5/4/1999
Money Market	0.01	1.95	1.90	4.43	3/9/1984
Multi Cap Growth	45.11	8.74	5.54	11.41	3/9/1984
Strategist	12.82	3.08	4.86	8.04	3/1/1987

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2011 (unaudited)

Average Annual Total Returns—Period Ended June 30, 2011(1)
Class Y	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Aggressive Equity	43.21%	7.31%	5.87%	2.80%	6/5/2000
European Equity	39.89	2.53	4.09	1.52	6/5/2000
Global Infrastructure	35.96	5.44	3.43	2.22	6/5/2000
Income Plus	8.11	7.12	6.14	6.64	6/5/2000
Limited Duration	2.71	-0.35	1.20	1.64	6/5/2000
Money Market	0.01	1.82	1.71	2.06	6/5/2000
Multi Cap Growth	44.75	8.47	5.27	2.42	6/5/2000
Strategist	12.52	2.82	4.60	3.48	6/5/2000

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2011 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/11 – 06/30/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2011 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/11	06/30/11	01/01/11 – 06/30/11
Class X
Actual (0.00% return)	$1,000.00	$1,000.00	$1.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.31	$1.51
Class Y
Actual (0.00% return)	$1,000.00	$1,000.00	$1.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.31	$1.51

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.30% and 0.30% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/11	06/30/11	01/01/11 – 06/30/11
Class X
Actual (1.95% return)	$1,000.00	$1,019.50	$2.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.02	$2.81
Class Y
Actual (1.78% return)	$1,000.00	$1,017.80	$4.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.78	$4.06

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/11	06/30/11	01/01/11 – 06/30/11
Class X
Actual (3.59% return)	$1,000.00	$1,035.90	$2.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.92	$2.91
Class Y
Actual (3.48% return)	$1,000.00	$1,034.80	$4.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.68	$4.16

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2011 (unaudited) continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/11	06/30/11	01/01/11 – 06/30/11
Class X
Actual (12.08% return)	$1,000.00	$1,120.80	$4.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.63	$4.21
Class Y
Actual (11.95% return)	$1,000.00	$1,119.50	$5.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.39	$5.46

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.84% and 1.09% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/11	06/30/11	01/01/11 – 06/30/11
Class X
Actual (8.32% return)	$1,000.00	$1,083.20	$5.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01
Class Y
Actual (8.20% return)	$1,000.00	$1,082.00	$6.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.15% and 1.40% for Class X and Class Y shares, respectively.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/11	06/30/11	01/01/11 – 06/30/11
Class X
Actual (5.06% return)	$1,000.00	$1,050.60	$2.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.02	$2.81
Class Y
Actual (4.93% return)	$1,000.00	$1,049.30	$4.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.78	$4.06

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ June 30, 2011 (unaudited) continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/11	06/30/11	01/01/11 – 06/30/11
Class X
Actual (4.70% return)	$1,000.00	$1,047.00	$5.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.69	$5.16
Class Y
Actual (4.54% return)	$1,000.00	$1,045.40	$6.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.41

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.03% and 1.28% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/11	06/30/11	01/01/11 – 06/30/11
Class X
Actual (1.07% return)	$1,000.00	$1,010.70	$2.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.92	$2.91
Class Y
Actual (1.00% return)	$1,000.00	$1,010.00	$4.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.68	$4.16

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.59% and 0.84% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2011 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Money Market and Limited Duration Portfolios was below the peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Income Plus, Multi Cap Growth and Aggressive Equity Portfolios was better than the peer group averages for the one-, three- and five-year periods.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2011 (unaudited) continued

The Board noted that the performance of the Global Infrastructure, European Equity and Strategist Portfolios was better than the peer group averages for the five-year period but below the peer group averages for the one- and three-year periods.

Performance Conclusions

With respect to the Money Market, Limited Duration, Global Infrastructure and Strategist Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Income Plus, Multi Cap Growth, Aggressive Equity and European Equity Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

The Board noted that the management fees and total expense ratios for the Money Market, Limited Duration, Income Plus, Multi Cap Growth, Global Infrastructure and Strategist Portfolios were lower than the peer group averages.

The Board noted for the Aggressive Equity Portfolio that the management fee was higher than its peer group average and the total expense ratio was higher but close to its peer group average.

The Board noted for the European Equity Portfolio that while the management fee was higher but close to its peer group average, the total expense ratio was lower than its peer group average.

Fee and Expense Conclusions

With respect to the Money Market, Limited Duration, Income Plus, Multi Cap Growth, Global Infrastructure, European Equity and Strategist Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

With respect to the Aggressive Equity Portfolio, after discussion, the Board concluded that (i) the management fee, although higher than its peer group average, was acceptable given the quality and nature of services provided, and (ii) the total expense ratio was competitive with its peer group average.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2011 (unaudited) continued

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Limited Duration, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2011 (unaudited) continued

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2011 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE			MATURITY DATE	VALUE
	Repurchase Agreements (58.9%)
$18,880	BNP Paribas Securities Corp., (dated 06/30/11; proceeds $18,880,026; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.38% - 6.47% due 11/01/24 - 08/01/37; Federal National Mortgage Association 1.37% - 5.51% due 05/01/18 - 10/01/40; Government National Mortgage Association 1.75% - 5.00% due 08/20/23 - 01/20/40; valued at $19,446,400)	0.05%			07/01/11	$18,880,000
25,000	Credit Agricole Securites USA, Inc., (dated 06/30/11; proceeds $25,000,007; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.75% due 03/31/13; valued at $25,500,053)	0.01			07/01/11	25,000,000
10,000	ING Financial Markets LLC, (dated 06/30/11; proceeds $10,000,011; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 6.00% due 03/01/36 - 05/01/36; valued at $10,323,551)	0.04			07/01/11	10,000,000
15,000	TD Securities USA, (dated 06/30/11; proceeds $15,000,002; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.50% due 06/30/16; valued at $15,300,021)	0.005			07/01/11	15,000,000
	Total Repurchase Agreements (Cost $68,880,000)					68,880,000
				DEMAND DATE(b)
	Floating Rate Notes (19.2%)
	International Banks
6,000	Barclays Bank PLC	0.78	(a)	07/19/11	07/19/11	6,000,000
5,000	Lloyds TSB Bank PLC	0.77	(a)	07/29/11	07/29/11	5,000,000
3,000	Royal Bank of Canada	0.26	(a)	08/25/11	02/27/12	3,000,000
5,000	Societe Generale	0.27	(a)	08/08/11	05/08/12	5,000,000
3,500	UBS AG	0.24	(a)	07/14/11	12/14/11	3,500,000
	Total Floating Rate Notes (Cost $22,500,000)					22,500,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Commercial Paper (10.2%)
	International Banks
$1,000	ABN Amro Funding USA LLC (c)	0.20%		07/22/11	$999,883
5,000	BPCE SA (c)	0.25 - 0.43		07/08/11 - 09/12/11	4,998,312
3,000	ING US Funding LLC	0.29		07/08/11	2,999,831
3,000	Svenska Handelsbanken, Inc. (c)	0.29		07/15/11	2,999,662
	Total Commercial Paper (Cost $11,997,688)				11,997,688
	Certificates of Deposit (9.0%)
	International Banks
3,000	Bank of Montreal	0.11		07/01/11	3,000,000
2,500	Credit Agricole CIB	0.24		08/04/11	2,500,000
3,000	Nordea Bank Finland PLC	0.07		07/05/11	3,000,000
2,000	Svenska Handelsbanken AB	0.24		08/30/11	2,000,091
	Total Certificates of Deposit (Cost $10,500,091)				10,500,091
		COUPON RATE(a)	DEMAND DATE(b)
	Tax-Exempt Instrument Weekly Variable Rate Bond (2.6%)
3,000	Miami-Dade County, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.08%	07/07/11	10/01/48	3,000,000
	Total Investments (Cost $116,877,779) (d)			99.9%	116,877,779
	Other Assets in Excess of Liabilities			0.1	76,290
	Net Assets			100.0%	$116,954,069

  (a)  Rate shown is the rate in effect at June 30, 2011.

  (b)  Date of next interest rate reset.

  (c)  144A security — Certain conditions for public sale must exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE†

1 - 30 Days	86.7%
31 - 60 Days	9.0
61 - 90 Days	4.3
100.0%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2011 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (51.8%)
	Basic Materials (2.7%)
$350	Anglo American Capital PLC (United Kingdom) (a)	9.375%	04/08/14	$418,692
190	ArcelorMittal (Luxembourg)	9.00	02/15/15	226,961
230	Barrick Gold Corp. (Canada) (a)	1.75	05/30/14	230,606
350	Dow Chemical Co. (The)	5.90	02/15/15	393,484
350	Potash Corp. of Saskatchewan, Inc. (Canada)	5.25	05/15/14	384,992
				1,654,735
	Communications (5.0%)
375	AT&T, Inc.	2.50	08/15/15	380,249
300	Comcast Corp.	6.50	01/15/15	343,499
215	COX Communications, Inc.	4.625	06/01/13	228,400
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	240,999
290	NBC Universal Media LLC (a)	2.10	04/01/14	294,042
245	News America, Inc.	5.30	12/15/14	273,317
375	Telecom Italia Capital SA (Italy)	5.25	11/15/13	393,883
200	Time Warner Cable, Inc.	8.25	02/14/14	232,769
350	Viacom, Inc.	4.375	09/15/14	376,188
340	Vodafone Group PLC (United Kingdom)	5.00	12/16/13	370,169
				3,133,515
	Consumer, Cyclical (2.7%)
305	Best Buy Co., Inc.	3.75	03/15/16	306,789
180	CVS Caremark Corp.	5.75	08/15/11	181,040
360	Daimler Finance North America LLC	7.30	01/15/12	372,580
220	Home Depot, Inc.	5.40	03/01/16	246,086
420	Marriott International, Inc.	4.625	06/15/12	432,986
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	135,552
				1,675,033
	Consumer, Non-Cyclical (4.7%)
250	Altria Group, Inc.	4.125	09/11/15	265,176
165	Anheuser-Busch InBev Worldwide, Inc.	4.125	01/15/15	177,598
205	Anheuser-Busch InBev Worldwide, Inc.	5.375	11/15/14	229,109
265	Bacardi Ltd.(Bermuda) (a)	7.45	04/01/14	305,442
260	Bunge Ltd. Finance Corp.	5.35	04/15/14	280,489
330	Delhaize Group SA (Belgium)	5.875	02/01/14	362,223
300	Kraft Foods, Inc.	6.75	02/19/14	340,011
225	Kroger Co. (The)	7.50	01/15/14	257,330
370	McKesson Corp.	3.25	03/01/16	381,894
320	Quest Diagnostics, Inc.	3.20	04/01/16	327,173
				2,926,445

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Energy (2.7%)
$225	Enterprise Products Operating LLC, Series O	9.75%	01/31/14	$268,758
350	EOG Co. of Canada (Canada) (a)	7.00	12/01/11	359,172
380	Marathon Petroleum Corp. (a)	3.50	03/01/16	389,958
320	Plains All American Pipeline L.P. / PAA Finance Corp.	4.25	09/01/12	330,955
305	Spectra Energy Capital LLC	5.90	09/15/13	331,608
				1,680,451
	Finance (28.6%)
100	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	99,345
255	Abbey National Treasury Services PLC (United Kingdom)	2.875	04/25/14	256,088
575	Abbey National Treasury Services PLC (United Kingdom) (a)	3.875	11/10/14	586,008
110	Aflac, Inc.	3.45	08/15/15	112,445
475	American Express Co.	7.25	05/20/14	543,610
260	American International Group, Inc.	3.65	01/15/14	265,093
230	Banco Bradesco SA (Brazil) (a)	4.125	05/16/16	232,599
300	Bank of America Corp.	4.50	04/01/15	313,919
405	Bank One Corp.	5.25	01/30/13	429,140
315	Barclays Bank PLC (United Kingdom)	2.50	01/23/13	320,917
330	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	337,425
200	BBVA US Senior SAU (Spain)	3.25	05/16/14	197,920
205	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	216,081
390	Canadian Imperial Bank of Commerce (Canada)	1.45	09/13/13	391,843
300	Capital One Financial Corp.	7.375	05/23/14	342,776
500	Cie de Financement Foncier (France) (a)	2.25	03/07/14	505,768
475	Citigroup, Inc. (See Note 6)	4.587	12/15/15	500,016
575	Commonwealth Bank of Australia (Australia) (a)	2.75	10/15/12	587,933
340	Credit Suisse, New York (Switzerland)	5.50	05/01/14	373,683
355	Deutsche Bank AG (Germany)	2.375	01/11/13	360,274
140	Fifth Third Bancorp	3.625	01/25/16	141,363
975	General Electric Capital Corp.	2.95	05/09/16	981,469
300	Genworth Life Institutional Funding Trust (a)	5.875	05/03/13	316,728
425	Goldman Sachs Group, Inc. (The)	3.70	08/01/15	433,171
250	Harley-Davidson Funding Corp. (a)	5.25	12/15/12	261,779
200	HCP, Inc.	2.70	02/01/14	203,010
350	HSBC Finance Corp.	5.25	04/15/15	382,228
120	Intesa Sanpaolo SpA (Italy) (a)	3.625	08/12/15	117,016
75	Jefferies Group, Inc.	3.875	11/09/15	76,293
135	JPMorgan Chase & Co.	3.15	07/05/16	135,982
500	Lloyds TSB Bank PLC (United Kingdom) (a)	2.80	04/02/12	508,948

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$230	Macquarie Group Ltd. (Australia) (a)	7.30%	08/01/14	$257,603
250	MBNA Corp.	6.125	03/01/13	267,813
325	Metropolitan Life Global Funding I (See Note 6) (a)	2.00	01/10/14	326,962
350	Monumental Global Funding III (a)	5.25	01/15/14	372,760
270	Nationwide Building Society (United Kingdom) (a)	4.65	02/25/15	279,832
30	Nissan Motor Acceptance Corp. (a)	3.25	01/30/13	30,673
365	Nordea Bank AB (Sweden) (a)	2.50	11/13/12	371,989
270	Principal Financial Group, Inc.	7.875	05/15/14	312,587
320	Prudential Financial, Inc.	4.75	09/17/15	344,609
2,300	Royal Bank of Scotland PLC (The) (United Kingdom) (a)	2.625	05/11/12	2,343,928
335	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875	03/16/15	347,966
110	Societe Generale SA (France) (a)	3.10	09/14/15	108,837
300	Standard Chartered PLC (United Kingdom) (a)	3.85	04/27/15	310,833
320	Svenska Handelsbanken AB (Sweden) (a)	2.875	09/14/12	326,994
365	TD Ameritrade Holding Corp.	2.95	12/01/12	373,453
365	UBS AG/Stamford CT (Switzerland)	3.875	01/15/15	381,304
470	Wells Fargo & Co.	3.676	06/15/16	483,393
				17,772,406
	Industrials (1.2%)
385	Agilent Technologies, Inc.	4.45	09/14/12	398,889
90	Danaher Corp.	1.30	06/23/14	90,013
220	Thermo Fisher Scientific, Inc.	3.25	11/20/14	232,128
				721,030
	Technology (0.8%)
160	Applied Materials, Inc.	2.65	06/15/16	160,795
330	Texas Instruments, Inc.	1.375	05/15/14	331,611
				492,406
	Utilities (3.4%)
150	Commonwealth Edison Co.	1.625	01/15/14	151,151
380	Dominion Resources, Inc.	5.70	09/17/12	401,808
350	EDF SA (France) (a)	5.50	01/26/14	384,829
350	Enel Finance International N.V. (Luxembourg) (a)	3.875	10/07/14	361,443
215	FirstEnergy Solutions Corp.	4.80	02/15/15	230,863
265	NextEra Energy Capital Holdings, Inc.	5.35	06/15/13	283,553
320	Sempra Energy	2.00	03/15/14	323,230
				2,136,877
	Total Corporate Bonds (Cost $31,370,531)			32,192,898

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Sovereign (3.4%)
$1,508	Kingdom of Denmark (Denmark)	2.75%		11/15/11	$1,520,657
577	Societe Financement de l'Economie Francaise (France) (a)	3.375		05/05/14	612,398
	Total Sovereign (Cost $2,122,781)				2,133,055
	Asset-Backed Securities (22.2%)
	Ally Master Owner Trust
100	(a)	1.94	(b)	01/15/15	101,830
200		2.15		01/15/16	202,752
225	(a)	2.88		04/15/15	231,548
800	American Express Credit Account Master Trust	1.437	(b)	03/15/17	824,750
119	ARI Fleet Lease Trust (a)	1.637	(b)	08/15/18	119,480
807	Capital One Multi-Asset Execution Trust	0.267	(b)	09/15/15	806,420
225	CarMax Auto Owner Trust	1.29		09/15/15	226,233
143	Chesapeake Funding LLC (a)	2.187	(b)	12/15/20	143,182
149	CIT Equipment Collateral (a)	1.51		05/15/12	148,698
600	Citibank Credit Card Issuance Trust (See Note 6)	2.25		12/23/14	614,487
	CNH Equipment Trust
600		1.17		05/15/15	602,065
483		1.54		07/15/14	485,152
850	Discover Card Master Trust	1.487	(b)	12/15/14	860,130
	Ford Credit Floorplan Master Owner Trust
775		1.74	(b)	09/15/14	785,722
375	(a)	4.20		02/15/17	404,053
1,150	GE Capital Credit Card Master Note Trust	2.287	(b)	04/15/15	1,165,516
425	GE Equipment Midticket LLC (a)	0.94		07/14/14	425,681
	Harley-Davidson Motorcycle Trust
625		1.16		02/15/15	626,797
401		1.87		02/15/14	402,748
239	Huntington Auto Trust (a)	3.94		06/17/13	240,821
575	Hyundai Auto Receivables Trust	1.50		10/15/14	580,479
525	Macquarie Equipment Funding Trust (a)	1.21		09/20/13	523,441
371	MMAF Equipment Finance LLC (a)	2.37		11/15/13	373,628
	MMCA Automobile Trust
225	(a)	1.22		01/15/15	226,095
524	(a)	1.39		01/15/14	526,539
416	Navistar Financial Corp. Owner Trust (a)	1.47		10/18/12	416,882
575	Nissan Auto Lease Trust	1.12		12/15/13	577,903
200	Nissan Master Owner Trust Receivables (a)	1.337	(b)	01/15/15	202,230
100	Panhandle-Plains Higher Education Authority, Inc.	1.208	(b)	07/01/24	99,036

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$400	Toyota Auto Receivables Owner Trust	1.27%		12/16/13	$402,214
261	Volvo Financial Equipment LLC (a)	1.06		06/15/12	261,282
150	Wheels SPV LLC (a)	1.737	(b)	03/15/18	150,813
	Total Asset-Backed Securities (Cost $13,629,956)				13,758,607
	Agency Fixed Rate Mortgages (0.9%)
	Federal National Mortgage Association,
	Conventional Pools:
372		6.50		01/01/32 - 11/01/33	422,841
133		7.00		08/01/29 - 06/01/32	154,139
	Total Agency Fixed Rate Mortgages (Cost $526,608)				576,980
	Municipal Bonds (1.4%)
300	New Jersey Economic Development Authority	1.247	(b)	06/15/13	299,094
	North Carolina State Education Assistance Authority
350		0.82	(b)	01/25/21	349,489
225		1.14		07/25/25	219,449
	Total Municipal Bonds (Cost $868,897)				868,032
	Agency Bond - Banking (FDIC Guaranteed) (1.1%)
700	FDIC Structured Sale Guaranteed Notes (Cost $696,486) (a)	0.00		10/25/11	699,640
	U.S. Treasury Securities (10.9%)
2,250	U.S. Treasury Bond	7.50		11/15/24	3,168,985
	U.S. Treasury Notes
2,250		1.25		08/31/15	2,240,332
1,350		1.75		07/31/15	1,373,093
	Total U.S. Treasury Securities (Cost $6,676,777)				6,782,410
	Commercial Mortgage Backed Security (0.3%)
190	Wachovia Bank Commercial Mortgage Trust (Cost $193,399)	5.512	(b)	07/15/41	205,023
	Non-U.S. Government - Guaranteed (5.4%)
900	Commonwealth Bank of Australia (Australia) (a)	2.50		12/10/12	923,241
1,545	Swedbank AB(Sweden) (a)	2.90		01/14/13	1,599,243

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$810	Westpac Securities NZ Ltd. (New Zealand) (a)	2.50%	05/25/12	$823,265
	Total Non-U.S. Government - Guaranteed (Cost $3,249,897)			3,345,749
	Agency Adjustable Rate Mortgages (0.7%)
99	Federal Home Loan Mortgage Corporation, Conventional Pools:	5.47	01/01/38	105,401
292	Federal National Mortgage Association, Conventional Pools:	2.479	05/01/35	306,381
	Total Agency Adjustable Rate Mortgages (Cost $410,096)			411,782
	Collateralized Mortgage Obligation - Agency Collateral Series (0.6%)
331	Federal Home Loan Mortgage Corporation, REMIC (Cost $354,566)	7.50	09/15/29	382,531
	Short-Term Investments (1.9%)
	U.S. Treasury Security (1.1%)
670	U.S. Treasury Bill (Cost $669,931) (c)(d)	0.046	09/22/11	669,931
NUMBER OF SHARES (000)
	Investment Company (0.8%)
	472Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $472,396)			472,396
	Total Short-Term Investments (Cost $1,142,327)			1,142,327
	Total Investments (Cost $61,242,321) (e)(f)		100.6%	62,499,034
	Liabilities in Excess of Other Assets		(0.6)	(363,120)
	Net Assets		100.0%	$62,135,914

  FDIC  Federal Deposit Insurance Corporation.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2011.

  (c)  Rate shown is the yield to maturity at June 30, 2011.

  (d)  A portion of this security has been physically segregated in connection with open futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

  (e)  Securities have been designated as collateral in connection with open futures contracts and swap agreements.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,459,594 and the aggregate gross unrealized depreciation is $202,881 resulting in net unrealized appreciation of $1,256,713.

FUTURES CONTRACTS OPEN AT JUNE 30, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
66	Long	U.S. Treasury 5 yr. Note, Sep-11	$7,866,891	$15,469
30	Short	U.S. Treasury 2 yr. Note, Sep-11	(6,580,313)	(12,312)
Net Unrealized Appreciation				$3,157

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Credit Suisse	$6,515	3 Month LIBOR	Receive	0.80%	10/28/13	$(2,183)
Credit Suisse	2,730	3 Month LIBOR	Pay	2.10	10/28/17	(52,646)
Total Unrealized Depreciation						$(54,829)

ZERO COUPON SWAP AGREEMENTS OPEN AT JUNE 30, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	$973	3 Month LIBOR	Receive	11/15/19	$—	$(232,145)
Barclays Capital	1,153	3 Month LIBOR	Pay	11/15/19	—	64,322
Deutsche Bank	626	3 Month LIBOR	Receive	11/15/21	—	(128,793)
Deutsche Bank	733	3 Month LIBOR	Pay	11/15/21	—	29,455
JPMorgan Chase	1,364	3 Month LIBOR	Receive	11/15/22	—	(131,512)
JPMorgan Chase	437	3 Month LIBOR	Receive	11/15/19	—	(97,263)
JPMorgan Chase	687	3 Month LIBOR	Receive	11/15/20	—	(172,270)
Net Unrealized Depreciation						$(668,206)

  LIBOR  London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

LONG TERM CREDIT ANALYSIS++

AAA	52.9%
AA	13.5
A	17.4
BBB	15.5
Not Rated	0.7
	100.0	%+

  +  Does not include open long/short futures contracts with an underlying face amount of $14,447,204 and net unrealized appreciation of $3,157. Also does not include open swap agreements with net unrealized depreciation of $723,035.

  ++  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (96.8%)
	Basic Materials (6.5%)
$820	ArcelorMittal (Luxembourg)	9.85%	06/01/19	$1,041,044
1,570	CF Industries, Inc.	6.875	05/01/18	1,783,912
835	Cliffs Natural Resources, Inc.	4.875	04/01/21	838,916
540	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	541,350
205	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.875	02/01/18	209,100
440	Georgia-Pacific LLC	7.75	11/15/29	507,776
595	Georgia-Pacific LLC	8.875	05/15/31	753,683
203	Goldcorp, Inc. (Canada)	2.00	08/01/14	255,273
535	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	546,911
685	International Paper Co.	7.50	08/15/21	802,123
545	Lubrizol Corp.	8.875	02/01/19	709,837
489	Lyondell Chemical Co. (a)	8.00	11/01/17	545,235
1,325	MeadWestvaco Corp.	7.375	09/01/19	1,483,910
445	Nalco Co. (a)	6.625	01/15/19	458,350
1,075	Reliance Steel & Aluminum Co.	6.85	11/15/36	1,071,796
415	Southern Copper Corp. (Mexico)	5.375	04/16/20	427,160
605	Teck Resources, Ltd. (Canada)	4.75	01/15/22	607,825
705	Teck Resources, Ltd. (Canada)	6.25	07/15/41	714,193
195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	212,216
210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	229,274
				13,739,884
	Communications (11.2%)
1,070	American Tower Corp.	4.50	01/15/18	1,071,000
1,700	AT&T, Inc.	5.35	09/01/40	1,617,147
980	AT&T, Inc.	6.15	09/15/34	1,017,720
310	Cablevision Systems Corp.	7.75	04/15/18	332,087
325	CenturyLink, Inc.	6.15	09/15/19	327,394
800	Comcast Corp.	5.15	03/01/20	862,866
820	Comcast Corp.	6.40	05/15/38	877,844
100	Comcast Corp.	6.45	03/15/37	107,301
505	Corning, Inc.	7.25	08/15/36	589,425
110	COX Communications, Inc. (a)	8.375	03/01/39	144,288
315	Deutsche Telekom International Finance BV (Netherlands)	6.75	08/20/18	372,210
300	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	396,974
230	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.60	02/15/21	231,536
735	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875	10/01/19	816,513
175	Expedia, Inc.	5.95	08/15/20	171,063
775	Frontier Communications Corp.	8.50	04/15/20	848,625
1,045	NBC Universal Media LLC (a)	4.375	04/01/21	1,036,111

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$170	News America, Inc.	6.40%	12/15/35	$178,339
930	News America, Inc.	6.65	11/15/37	999,882
370	News America, Inc.	7.85	03/01/39	444,392
245	Omnicom Group, Inc.	4.45	08/15/20	243,486
715	Qwest Corp.	6.50	06/01/17	779,350
260	Qwest Corp.	6.875	09/15/33	251,875
280	Qwest Corp.	8.375	05/01/16	331,800
545	Sable International Finance Ltd. (South Africa) (a)	7.75	02/15/17	550,450
305	SBA Telecommunications, Inc.	8.25	08/15/19	327,875
1,280	Telecom Italia Capital SA (Italy)	7.175	06/18/19	1,415,396
1,330	Telefonica Europe BV (Spain)	8.25	09/15/30	1,592,187
640	Telstra Corp. Ltd. (Australia ) (a)	4.80	10/12/21	643,411
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,393,608
375	Time Warner Cable, Inc.	6.75	06/15/39	411,568
155	Time Warner Cable, Inc.	8.25	04/01/19	193,604
610	Time Warner, Inc.	6.50	11/15/36	652,411
545	Time Warner, Inc.	7.70	05/01/32	659,860
150	Verizon Communications, Inc.	6.40	02/15/38	163,107
715	Verizon Communications, Inc.	8.95	03/01/39	1,012,521
455	Viacom, Inc.	6.875	04/30/36	509,556
335	Vivendi SA (France) (a)	6.625	04/04/18	379,489
				23,954,271
	Consumer, Cyclical (6.0%)
890	America West Airlines 2001-1 Pass-Through Trust, Series 011G (Ambac Assurance Corp)	7.10	04/02/21	883,402
700	Best Buy Co., Inc.	3.75	03/15/16	704,105
1,105	Chrysler Group LLC/CG Co-Issuer, Inc. (a)	8.00	06/15/19	1,091,187
1,485	CVS Pass-Through Trust	6.036	12/10/28	1,580,458
116	CVS Pass-Through Trust (a)	8.353	07/10/31	142,311
395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	535,549
344	DR Horton, Inc., Series DHI	2.00	05/15/14	382,700
925	Gap, Inc. (The)	5.95	04/12/21	890,271
405	Hyatt Hotels Corp. (a)	6.875	08/15/19	452,681
105	Ingram Micro, Inc.	5.25	09/01/17	110,209
208	International Game Technology	3.25	05/01/14	249,080
210	JC Penney Co., Inc.	5.65	06/01/20	208,950
455	JC Penney Corp., Inc.	6.375	10/15/36	409,500
285	Levi Strauss & Co.	7.625	05/15/20	286,425
620	QVC, Inc. (a)	7.125	04/15/17	654,100
427	RadioShack Corp. (a)	2.50	08/01/13	428,601
300	Tech Data Corp.	2.75	12/15/26	313,500

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$450	Whirlpool Corp.	8.60%	05/01/14	$524,722
800	Wyndham Worldwide Corp.	5.625	03/01/21	799,462
365	Wyndham Worldwide Corp.	5.75	02/01/18	377,409
590	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	643,837
1,040	Yum! Brands, Inc.	6.875	11/15/37	1,183,639
				12,852,098
	Consumer, Non-Cyclical (6.5%)
505	Altria Group, Inc.	10.20	02/06/39	726,418
300	Amgen, Inc., Series B	0.375	02/01/13	302,625
416	Archer-Daniels-Midland Co.	0.875	02/15/14	440,960
1,025	Boston Scientific Corp.	6.00	01/15/20	1,111,479
580	Bunge Ltd. Finance Corp.	8.50	06/15/19	708,152
300	Cephalon, Inc.	2.50	05/01/14	369,000
230	ConAgra Foods, Inc.	7.00	10/01/28	241,933
740	ConAgra Foods, Inc.	8.25	09/15/30	881,563
165	Constellation Brands, Inc.	7.25	09/01/16	181,088
1,185	Delhaize Group SA (Belgium)	5.70	10/01/40	1,106,246
460	Fortune Brands, Inc.	6.375	06/15/14	511,738
420	Gilead Sciences, Inc. (a)	1.00	05/01/14	469,350
490	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	494,108
700	Kraft Foods, Inc.	6.875	02/01/38	812,482
610	Kraft Foods, Inc.	6.875	01/26/39	705,791
300	Life Technologies Corp.	1.50	02/15/24	344,250
835	Lorillard Tobacco Co.	8.125	06/23/19	974,031
330	Molson Coors Brewing Co.	2.50	07/30/13	363,825
300	Mylan, Inc.	1.25	03/15/12	335,250
365	Quest Diagnostics, Inc.	6.95	07/01/37	406,517
800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	820,000
520	TreeHouse Foods, Inc.	7.75	03/01/18	553,800
945	Verisk Analytics, Inc.	5.80	05/01/21	1,004,245
				13,864,851
	Energy (7.0%)
85	Alpha Natural Resources, Inc.	6.00	06/01/19	85,212
370	Alpha Natural Resources, Inc.	6.25	06/01/21	373,700
600	Anadarko Petroleum Corp.	6.95	06/15/19	701,902
175	Anadarko Petroleum Corp.	8.70	03/15/19	223,333
665	Chesapeake Energy Corp.	7.625	07/15/13	728,175
150	Concho Resources, Inc.	7.00	01/15/21	155,625
745	Continental Resources, Inc., Series WI	7.125	04/01/21	789,700
1,750	Energy Transfer Partners LP	9.00	04/15/19	2,179,128
275	Enterprise Products Operating LLC	5.25	01/31/20	293,081

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$850	Enterprise Products Operating LLC	5.95%	02/01/41	$847,130
715	EQT Corp.	8.125	06/01/19	875,956
400	Gazprom OAO Via Gaz Capital SA (Russia) (a)	6.51	03/07/22	425,000
1,480	Kinder Morgan Finance Co. ULC	5.70	01/05/16	1,548,450
325	Marathon Petroleum Corp. (a)	5.125	03/01/21	334,750
775	Marathon Petroleum Corp. (a)	6.50	03/01/41	803,663
410	Petrobras International Finance Co. (Brazil)	5.75	01/20/20	439,420
1,095	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,169,491
675	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	850,422
480	Plains Exploration & Production Co.	7.625	06/01/18	506,400
535	QEP Resources, Inc.	6.875	03/01/21	567,100
225	Spectra Energy Capital LLC	8.00	10/01/19	275,666
700	Valero Energy Corp.	6.125	02/01/20	770,551
				14,943,855
	Finance (46.4%)
1,125	Aegon N.V. (Netherlands)	4.625	12/01/15	1,193,383
660	Aflac, Inc.	8.50	05/15/19	808,386
700	Ally Financial, Inc. (a)	6.25	12/01/17	697,957
356	Alpha Natural Resources, Inc.	2.375	04/15/15	418,300
1,285	American Financial Group, Inc.	9.875	06/15/19	1,600,279
720	American International Group, Inc.	6.40	12/15/20	776,381
432	Ares Capital Corp. (a)	5.75	02/01/16	455,760
1,135	Banco Bradesco SA (Brazil) (a)	4.125	05/16/16	1,147,826
1,150	Banco de Credito del Peru (Peru) (a)	4.75	03/16/16	1,144,250
990	Banco Votorantim SA (Brazil) (a)	5.25	02/11/16	1,008,612
340	Bank of America Corp.	5.625	07/01/20	351,672
1,865	Bank of America Corp.	5.75	12/01/17	1,985,669
780	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	826,954
700	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	787,003
1,135	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	1,160,537
900	BBVA US Senior SAU (Spain)	3.25	05/16/14	890,640
610	Bear Stearns Cos. LLC (The)	5.55	01/22/17	667,946
1,600	BNP Paribas SA (France)	5.00	01/15/21	1,611,677
1,025	Brandywine Operating Partnership	4.95	04/15/18	1,040,642
490	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	526,784
780	Capital One Bank, USA NA	8.80	07/15/19	958,683
800	Capital One Capital VI	8.875	05/15/40	829,126
394	Chesapeake Energy Corp.	2.75	11/15/35	437,833
1,735	Citigroup, Inc. (See Note 6)	5.875	05/29/37	1,725,968
480	Citigroup, Inc. (See Note 6)	6.125	05/15/18	529,337
785	Citigroup, Inc. (See Note 6)	8.125	07/15/39	985,420

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$2,690	Citigroup, Inc. (See Note 6)	8.50%		05/22/19	$3,339,665
1,335	CNA Financial Corp.	7.35		11/15/19	1,524,242
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(b)	06/30/19	332,724
1,305	Credit Agricole SA (France) (a)(c)	8.375	(b)	10/13/19	1,370,250
280	Credit Suisse (Switzerland)	6.00		02/15/18	302,551
290	Credit Suisse AG (Switzerland)	5.40		01/14/20	294,088
800	Dexus Diversfied Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	809,895
1,125	Digital Realty Trust LP	5.25		03/15/21	1,121,266
425	Discover Bank/Greenwood	7.00		04/15/20	472,829
715	Discover Bank/Greenwood	8.70		11/18/19	863,879
300	ERP Operating LP	3.85		08/15/26	307,110
1,750	Farmers Insurance Exchange (a)	8.625		05/01/24	2,106,900
605	Ford Motor Credit Co. LLC	5.75		02/01/21	605,768
545	General Electric Capital Corp.	5.30		02/11/21	568,161
735	General Electric Capital Corp.	5.625		05/01/18	805,029
75	General Electric Capital Corp.	5.875		01/14/38	76,123
6,350	General Electric Capital Corp., Series G	6.00		08/07/19	7,042,493
1,195	Genworth Financial, Inc.	7.70		06/15/20	1,247,167
4,345	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	4,735,411
1,565	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,569,767
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	977,115
550	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	622,478
1,250	Hartford Financial Services Group, Inc.	5.50		03/30/20	1,290,739
1,675	HBOS PLC (United Kingdom) (a)	6.75		05/21/18	1,614,084
450	HCP, Inc.	5.375		02/01/21	465,008
600	HCP, Inc.	5.625		05/01/17	652,438
300	Health Care REIT, Inc.	4.75		07/15/27	339,375
860	Health Care REIT, Inc.	6.125		04/15/20	922,726
595	Huntington Bancshares, Inc.	7.00		12/15/20	672,047
915	International Lease Finance Corp.	5.75		05/15/16	901,958
945	International Lease Finance Corp.	6.25		05/15/19	924,738
510	Intesa Sanpaolo SpA (Italy) (a)	6.50		02/24/21	532,844
200	Jefferies Group, Inc.	3.875		11/09/15	203,449
710	Jefferies Group, Inc.	6.875		04/15/21	764,444
2,610	JPMorgan Chase Capital XXVII	7.00		11/01/39	2,614,763
745	Lincoln National Corp.	8.75		07/01/19	941,531
505	Lloyds TSB Bank PLC (United Kingdom) (a)	5.80		01/13/20	506,573
260	Lloyds TSB Bank PLC (United Kingdom)	6.375		01/21/21	271,158
710	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	715,581
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	708,111

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$3,625	Merrill Lynch & Co., Inc.	6.875%		04/25/18	$4,016,268
930	Merrill Lynch & Co., Inc.	7.75		05/14/38	1,034,020
965	MetLife, Inc. (See Note 6)	10.75		08/01/39	1,361,794
165	NASDAQ OMX Group, Inc. (The)	5.25		01/16/18	169,136
305	NASDAQ OMX Group, Inc. (The)	5.55		01/15/20	304,524
1,665	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,734,352
525	Nationwide Financial Services (a)	5.375		03/25/21	528,321
370	Platinum Underwriters Finance, Inc.	7.50		06/01/17	398,700
1,025	Principal Financial Group, Inc.	8.875		05/15/19	1,305,761
925	Protective Life Corp.	7.375		10/15/19	1,053,325
635	Prudential Financial, Inc.	6.625		12/01/37	676,333
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(b)	05/24/41	778,973
1,240	Regions Financial Corp.	5.75		06/15/15	1,222,461
775	Reinsurance Group of America, Inc.	6.45		11/15/19	843,054
925	Royal Bank of Scotland Group PLC (United Kingdom)	6.40		10/21/19	951,646
1,175	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875		03/16/15	1,220,476
360	Santander Holdings USA, Inc.	4.625		04/19/16	362,173
1,300	Santander US Debt SA Unipersonal (Spain) (a)	3.724		01/20/15	1,259,383
1,060	SLM Corp.	6.25		01/25/16	1,100,833
495	SLM Corp.	8.00		03/25/20	532,373
885	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	986,825
1,120	TD Ameritrade Holding Corp.	5.60		12/01/19	1,202,683
1,125	Ventas Realty LP/Ventas Capital Corp.	4.75		06/01/21	1,100,316
300	Vornado Realty LP	3.875		04/15/25	340,125
975	WEA Finance LLC (Australia) (a)	4.625		05/10/21	948,041
900	Wells Operating Partnership II LP (a)	5.875		04/01/18	929,732
900	Willis Group Holdings PLC	4.125		03/15/16	918,554
850	XL Group Plc (Cayman Islands)	5.25		09/15/14	911,376
					98,895,061
	Industrials (6.1%)
1,060	BAA Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,036,700
540	Ball Corp.	7.375		09/01/19	592,650
255	Bombardier, Inc. (Canada) (a)	7.50		03/15/18	286,875
505	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	570,650
820	CRH America, Inc.	6.00		09/30/16	901,106
480	CRH America, Inc.	8.125		07/15/18	570,027
585	Crown Americas LLC/Crown Americas Capital Corp. III (a)	6.25		02/01/21	593,775
510	DISH DBS Corp.	7.125		02/01/16	540,600
545	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00		12/30/19	583,350
915	L-3 Communications Corp.	4.95		02/15/21	914,740
670	Lafarge SA (France) (a)	5.85		07/09/15	716,970

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$381	Liberty Media LLC	3.125%	03/30/23	$456,724
815	Liberty Media LLC	3.50	01/15/31	444,175
710	Masco Corp.	6.125	10/03/16	730,158
615	Meccanica Holdings USA (Italy) (a)	7.375	07/15/39	651,469
750	Odebrecht Finance Ltd. (Brazil) (a)	6.00	04/05/23	749,062
375	Omnicom Group, Inc.	0.00	07/01/38	414,844
286	Orbital Sciences Corp.	2.438	01/15/27	296,010
374	Owens-Brockway Glass Container, Inc. (a)	3.00	06/01/15	370,260
620	Roper Industries, Inc.	6.25	09/01/19	703,138
351	SBA Communications Corp.	1.875	05/01/13	387,416
350	Symantec Corp., Series B	1.00	06/15/13	427,000
				12,937,699
	Technology (1.0%)
905	KLA-Tencor Corp.	6.90	05/01/18	1,023,715
300	Linear Technology Corp., Series A	3.00	05/01/27	319,125
434	Microsoft Corp. (a)	0.00	06/15/13	445,935
350	SanDisk Corp.	1.00	05/15/13	339,938
				2,128,713
	Utilities (6.1%)
1,610	AES Corp. (The)	8.00	06/01/20	1,722,700
775	CMS Energy Corp.	6.25	02/01/20	828,584
22	CMS Energy Corp.	6.30	02/01/12	22,635
750	EDP Finance BV (Portugal) (a)	4.90	10/01/19	643,588
1,175	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	1,190,052
2,100	Exelon Generation Co. LLC	4.00	10/01/20	1,985,779
975	FirstEnergy Solutions Corp.	6.05	08/15/21	1,051,146
975	FirstEnergy Solutions Corp.	6.80	08/15/39	1,017,114
875	Iberdrola Finance Ireland Ltd. (Ireland) (a)	5.00	09/11/19	864,369
295	NRG Energy, Inc.	8.50	06/15/19	306,800
900	PPL WEM Holdings PLC (United Kingdom) (a)	3.90	05/01/16	924,575
1,150	Puget Energy, Inc.	6.50	12/15/20	1,189,695
1,200	UIL Holdings Corp.	4.625	10/01/20	1,172,675
				12,919,712
	Total Corporate Bonds (Cost $194,078,746)			206,236,144
	Asset-Backed Security (0.5%)
1,060	FUEL Trust (Cost $1,060,000) (a)	4.207	10/15/22	1,065,183

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Municipal Bond (0.3%)
$600	State of California, General Obligation Bonds (Cost $603,036)	5.95%	04/01/16	$671,898
	Agency Fixed Rate Mortgage (0.0%)
1	Federal Home Loan Mortgage Corporation, Gold Pools: (Cost $1,461)	6.50	12/01/28	1,594
NUMBER OF SHARES
	Preferred Stock (0.3%)
	Consumer Finance
22,725	GMAC Capital Trust I (Cost $574,065) (d)			581,760
	Convertible Preferred Stock (0.1%)
	Diversified Financial Services
350	Bank of America Corp. (Series L) $72.50 (Cost $337,770)			350,420
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (1.0%)
	U.S. Treasury Security (0.3%)
$585	U.S. Treasury Bill (Cost $584,940) (e)(f)	0.046	09/22/11	584,940
NUMBER OF SHARES (000)
	Investment Company (0.7%)
1,493	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,492,774)			1,492,774
	Total Short-Term Investments (Cost $2,077,714)			2,077,714
	Total Investments (Cost $198,732,792) (g)(h)		99.0%	210,984,713
	Other Assets in Excess of Liabilities		1.0	2,036,520
	Net Assets		100.0%	$213,021,233

  REIT  Real Estate Investment Trust.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2011.

  (c)  Perpetual - Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at June 30, 2011.

  (d)  Non-income producing security.

  (e)  Rate shown is the yield to maturity at June 30, 2011.

  (f)  A portion of this security has been physically segregated in connection with open futures contracts and swap agreements.

  (g)  Securities have been designated as collateral in connection with open futures contracts and swap agreements.

  (h)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,192,533 and the aggregate gross unrealized depreciation is $940,612 resulting in net unrealized appreciation of $12,251,921.

FUTURES CONTRACTS OPEN AT JUNE 30, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
226	Long	U.S. Treasury Notes 5 Year, Sep-11	$26,938,141	$49,305
63	Long	U.S. Treasury Ultra Bond, Sep-11	7,953,750	(163,399)
58	Long	U.S. Treasury Notes 2 Year, Sep-11	12,721,937	14,500
39	Short	U.S. Treasury Bonds 30 Year, Sep-11	(4,798,219)	28,336
384	Short	U.S. Treasury Notes 10 Year, Sep-11	(46,974,000)	(190,556)
Net Unrealized Depreciation				$(261,814)

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT JUNE 30, 2011:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Barclays Capital Whirlpoor Corp.	Buy	$450	1.00	June 20, 2014	$(26,336)	$24,264	$(1,935)	BBB-

  +  Credit rating as issued by Standard & Poor's.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Credit Suisse	$21,865	3 Month LIBOR	Receive	0.80%	10/28/13	$(7,327)
Credit Suisse	9,160	3 Month LIBOR	Pay	2.10	10/28/17	(176,644)
Total Unrealized Depreciation						$(183,971)

  LIBOR  London Interbank Offered Rate.

LONG TERM CREDIT ANALYSIS+++

AAA	0.4%
AA	8.6
A	26.3
BBB	49.8
BB	11.5
B or BELOW	2.1
Not Rated	1.3
	100.0	%++

  ++  Does not include open long/short futures contracts with an underlying face amount of $99,386,047 and net unrealized depreciation of $261,814. Also does not include open swap agreements with total unrealized depreciation of $210,307.

  +++  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2011 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (96.9%)
	Australia (4.3%)
	Airports
280,513	MAp Group (Stapled Securities) (a)	$1,008,801
	Diversified
156,400	DUET Group (Stapled Securities) (a)(b)	285,626
	Oil & Gas Storage & Transportation
105,100	APA Group (Stapled Securities) (a)	459,300
	Toll Roads
229,100	Transurban Group (Stapled Securities) (a)	1,289,974
	Transmission & Distribution
182,606	Spark Infrastructure Group	252,982
	Total Australia	3,296,683
	Brazil (0.6%)
	Water
7,800	Cia de Saneamento Basico do Estado de Sao Paulo ADR	465,426
	Canada (14.5%)
	Oil & Gas Storage & Transportation
127,640	Enbridge, Inc.	4,150,335
140,770	TransCanada Corp.	6,181,357
		10,331,692
	Ports
10,150	Westshore Terminals Investment Corp. (Stapled Securities) (a)(b)	251,106
	Transmission & Distribution
17,420	Fortis, Inc.	584,309
	Total Canada	11,167,107

NUMBER OF SHARES		VALUE
	China (12.4%)
	Oil & Gas Storage & Transportation
761,000	Beijing Enterprises Holdings Ltd. (c)	$3,981,006
3,386,000	China Gas Holdings Ltd. (c)	1,367,207
532,000	ENN Energy Holdings Ltd. (c)	1,808,333
1,116,000	Sichuan Expressway Co. Ltd. (c)	576,818
		7,733,364
	Ports
258,327	China Merchants Holdings International Co., Ltd. (c)	1,002,933
	Toll Roads
919,000	Jiangsu Expressway Co., Ltd. H Shares (c)	852,845
	Total China	9,589,142
	France (3.8%)
	Communications
15,011	Eutelsat Communications SA	675,172
81,140	SES SA	2,276,240
	Total France	2,951,412
	Germany (0.3%)
	Airports
3,091	Fraport AG Frankfurt Airport Services Worldwide	248,541
	Hong Kong (2.7%)
	Oil & Gas Storage & Transportation
898,800	Hong Kong & China Gas Co., Ltd.	2,045,183
	Italy (3.6%)
	Oil & Gas Storage & Transportation
211,611	Snam Rete Gas SpA	1,252,741
	Toll Roads
64,361	Atlantia SpA	1,370,183

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

NUMBER OF SHARES		VALUE
	Transmission & Distribution
31,700	Terna Rete Elettrica Nazionale SpA	$147,307
	Total Italy	2,770,231
	Mexico (0.3%)
	Airports
3,500	Grupo Aeroportuario del Sureste SAB de CV ADR	206,290
	Netherlands (1.2%)
	Oil & Gas Storage & Transportation
18,342	Koninklijke Vopak N.V.	898,819
	Spain (3.6%)
	Diversified
22,328	Ferrovial SA	281,938
	Oil & Gas Storage & Transportation
4,994	Enagas SA	121,099
	Toll Roads
94,993	Abertis Infraestructuras SA	2,122,220
	Transmission & Distribution
4,716	Red Electrica Corp. SA	284,975
	Total Spain	2,810,232
	Switzerland (0.6%)
	Airports
936	Flughafen Zuerich AG	427,021
	United Kingdom (12.6%)
	Transmission & Distribution
738,100	National Grid PLC	7,263,424
	Water
65,400	Pennon Group PLC	732,678
34,500	Severn Trent PLC	814,567
99,100	United Utilities Group PLC	952,151
		2,499,396
	Total United Kingdom	9,762,820

NUMBER OF SHARES		VALUE
	United States (36.4%)
	Communications
78,530	American Tower Corp. Class A (d)	$4,109,475
73,620	Crown Castle International Corp. (d)	3,002,960
24,980	SBA Communications Corp. Class A (d)	953,986
		8,066,421
	Diversified
138,870	CenterPoint Energy, Inc.	2,687,135
	Oil & Gas Storage & Transportation
4,140	Atmos Energy Corp.	137,655
17,980	Enbridge Energy Management LLC (d)	555,582
7,696	Kinder Morgan Management LLC (d)	504,781
56,810	NiSource, Inc.	1,150,402
3,990	Northwest Natural Gas Co.	180,069
15,420	Oneok, Inc.	1,141,234
39,850	Sempra Energy	2,107,268
4,050	Southwest Gas Corp.	156,371
137,176	Spectra Energy Corp.	3,759,994
		9,693,356
	Transmission & Distribution
37,900	Consolidated Edison, Inc.	2,017,796
31,470	ITC Holdings Corp.	2,258,602
48,560	Northeast Utilities	1,707,855
21,180	NSTAR	973,856
		6,958,109
	Water
15,810	American Water Works Co., Inc.	465,604
11,770	Aqua America, Inc.	258,705
		724,309
	Total United States	28,129,330
	Total Common Stocks (Cost $62,123,074)	74,768,237

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.2%)
	Investment Company
956	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $955,537)	$955,537
Total Investments (Cost $63,078,611) (e)(f)	98.1%	75,723,774
Other Assets in Excess of Liabilities	1.9	1,476,609
Net Assets	100.0%	$77,200,383

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (c)  Security trades on the Hong Kong exchange.

  (d)  Non-income producing security.

  (e)  The market value and percentage of net assets, $34,800,084 and 45.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,282,879 and the aggregate gross unrealized depreciation is $637,716 resulting in net unrealized appreciation of $12,645,163.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$32,535,554	43.0%
Transmission & Distribution	15,491,106	20.5
Communications	11,017,833	14.5
Toll Roads	5,635,222	7.4
Water	3,689,131	4.9
Diversified	3,254,699	4.3
Airports	1,890,653	2.5
Ports	1,254,039	1.6
Investment Company	955,537	1.3
	$75,723,774	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2011 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.5%)
	Belgium (1.7%)
	Chemicals
21,610	Umicore SA	$1,177,862
	Finland (2.0%)
	Machinery
22,814	Kone OYJ Class B	1,432,464
	France (12.3%)
	Commercial Banks
23,058	Societe Generale SA	1,366,683
25,443	BNP Paribas SA	1,962,303
		3,328,986
	Electrical Equipment
10,314	Schneider Electric SA	1,723,180
	Hotels, Restaurants & Leisure
21,776	Accor SA	975,014
	Metals & Mining
39,213	ArcelorMittal	1,364,504
	Multi-Utilities
36,336	GDF Suez	1,329,784
	Total France	8,721,468
	Germany (15.5%)
	Automobiles
25,254	Daimler AG (Registered)	1,900,638
	Food & Staples Retailing
16,527	Metro AG	1,000,484
	Health Care Equipment & Supplies
14,499	Fresenius SE & Co. KGaA	1,513,325
	Industrial Conglomerates
18,618	Siemens AG (Registered)	2,556,342
	Insurance
7,609	Muenchener Rueckversicherungs AG (Registered)	1,161,630

NUMBER OF SHARES		VALUE
	Machinery
9,668	MAN SE (a)	$1,288,148
	Pharmaceuticals
19,909	Bayer AG (Registered)	1,600,605
	Total Germany	11,021,172
	Portugal (1.6%)
	Oil, Gas & Consumable Fuels
46,238	Galp Energia SGPS SA Class B (a)	1,103,044
	Spain (4.1%)
	Commercial Banks
148,311	Banco Bilbao Vizcaya Argentaria SA	1,738,308
	Information Technology Services
55,644	Amadeus IT Holding SA Class A (b)	1,157,534
	Total Spain	2,895,842
	Sweden (1.4%)
	Auto Components
12,095	Autoliv, Inc. SDR	955,969
	Switzerland (12.7%)
	Food Products
51,469	Nestle SA (Registered)	3,198,760
	Insurance
5,621	Zurich Financial Services AG (b)	1,420,688
	Pharmaceuticals
37,310	Novartis AG (Registered)	2,285,516
12,777	Roche Holding AG (Genusschein)	2,137,580
		4,423,096
	Total Switzerland	9,042,544

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

NUMBER OF SHARES		VALUE
	United Kingdom (46.2%)
	Aerospace & Defense
122,971	Rolls-Royce Holdings PLC (b)	$1,273,064
	Commercial Banks
261,482	HSBC Holdings PLC	2,594,040
352,636	Barclays PLC	1,451,523
		4,045,563
	Food & Staples Retailing
245,657	WM Morrison Supermarkets PLC	1,173,785
	Household Products
27,690	Reckitt Benckiser Group PLC	1,528,856
	Insurance
116,090	Prudential PLC	1,341,598
	Media
136,304	Reed Elsevier PLC	1,239,602
	Metals & Mining
43,987	Anglo American PLC	2,179,895
73,048	Xstrata PLC	1,610,986
		3,790,881
	Oil, Gas & Consumable Fuels
71,588	Royal Dutch Shell PLC Class A	2,550,843
61,199	Tullow Oil PLC	1,218,034
279,512	BP PLC	2,059,443
92,456	BG Group PLC	2,098,340
		7,926,660
	Pharmaceuticals
93,055	GlaxoSmithKline PLC	1,992,370
	Professional Services
100,848	Experian PLC	1,284,386
	Specialty Retail
179,467	Carphone Warehouse Group PLC (b)	1,218,445

NUMBER OF SHARES		VALUE
	Tobacco
46,007	British American Tobacco PLC	$2,016,641
48,700	Imperial Tobacco Group PLC	1,619,194
		3,635,835
	Wireless Telecommunication Services
883,645	Vodafone Group PLC	2,348,403
	Total United Kingdom	32,799,448
	Total Common Stocks (Cost $53,555,850)	69,149,813
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (4.8%)
	Securities held as Collateral on Loaned Securities (3.1%)
	Repurchase Agreements (0.6%)
$25	Barclays Capital, Inc. (0.01%, dated 06/30/11, due 07/01/11; proceeds $25,229; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 3.38% due 11/15/19; valued at $25,733)	25,229
401	Nomura Holdings, Inc. (0.09%, dated 06/30/11, due 07/01/11; proceeds $400,889; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.50% - 6.50% due 08/01/36 - 09/01/40; valued at $408,906)	400,888
	Total Repurchase Agreements (Cost $426,117)	426,117

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (2.5%)
1,768	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,768,388)	$1,768,388
	Total Securities held as Collateral on Loaned Securities (Cost $2,194,505)	2,194,505
	Investment Company (1.7%)
1,218	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,218,065)	1,218,065
	Total Short-Term Investments (Cost $3,412,570)	3,412,570
Total Investments (Cost $56,968,420) (c)(d)(e)	102.3%	72,562,383
Liabilities in Excess of Other Assets	(2.3)	(1,613,274)
Net Assets	100.0%	$70,949,109

SDR  Swedish Depositary Receipt.

  (a)  All or a portion of this security was on loan at June 30, 2011.

  (b)  Non-income producing security.

  (c)  Securities have been designated as collateral in connection with open foreign currency exchange contracts.

  (d)  The market value and percentage of net assets, $69,149,813 and 97.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $17,832,377 and the aggregate gross unrealized depreciation is $2,238,414 resulting in net unrealized appreciation of $15,593,963.

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT JUNE 30, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION
State Street Bank London	GBP	2,200,000	EUR	2,471,671	07/08/2011	$53,232

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ June 30, 2011 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Commercial Banks	$9,112,857	13.0%
Oil, Gas & Consumable Fuels	9,029,704	12.8
Pharmaceuticals	8,016,071	11.4
Metals & Mining	5,155,385	7.3
Insurance	3,923,916	5.6
Tobacco	3,635,835	5.2
Food Products	3,198,760	4.5
Machinery	2,720,612	3.9
Industrial Conglomerates	2,556,342	3.6
Wireless Telecommunication Services	2,348,403	3.3
Food & Staples Retailing	2,174,269	3.1
Automobiles	1,900,638	2.7
Electrical Equipment	1,723,180	2.4
Household Products	1,528,856	2.2
Health Care Equipment & Supplies	1,513,325	2.2
Multi-Utilities	1,329,784	1.9

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Professional Services	$1,284,386		1.8%
Aerospace & Defense	1,273,064		1.8
Media	1,239,602		1.8
Specialty Retail	1,218,445		1.7
Investment Company	1,218,065		1.7
Chemicals	1,177,862		1.7
Information Technology Services	1,157,534		1.6
Hotels, Restaurants & Leisure	975,014		1.4
Auto Components	955,969		1.4
	$70,367,878	^	100.0%

^  Does not reflect the value of securities held as collateral on loaned securities and does not include open foreign currency exchange contracts with unrealized appreciation of $53,232.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2011 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (96.9%)
	Air Transport (2.1%)
108,729	Expeditors International of Washington, Inc.	$5,565,838
	Alternative Energy (4.4%)
85,888	Range Resources Corp.	4,766,784
153,869	Ultra Petroleum Corp. (a)	7,047,200
		11,813,984
	Asset Management & Custodian (1.9%)
96,484	Greenhill & Co., Inc.	5,192,769
	Biotechnology (3.4%)
123,026	Illumina, Inc. (a)	9,245,404
	Casinos & Gambling (2.5%)
156,992	Las Vegas Sands Corp. (a)	6,626,632
	Chemicals: Diversified (2.8%)
105,122	Monsanto Co.	7,625,550
	Commercial Finance & Mortgage Companies (2.0%)
795,890	BM&F Bovespa SA (Brazil)	5,268,025
	Commercial Services (7.3%)
120,180	CoStar Group, Inc. (a)	7,124,270
200,543	eBay, Inc. (a)	6,471,523
182,843	Leucadia National Corp.	6,234,946
		19,830,739
	Communications Technology (3.5%)
204,293	Motorola Solutions, Inc. (a)	9,405,650
	Computer Services, Software & Systems (15.6%)
79,435	Baidu, Inc. ADR (China) (a)	11,131,227
327,898	Facebook, Inc. Class B (a)(b)(c)	8,197,450
22,433	Google, Inc. Class A (a)	11,359,623
50,537	Salesforce.com, Inc. (a)	7,529,002
148,000	Tencent Holdings Ltd. (China) (d)	4,059,017
		42,276,319

NUMBER OF SHARES		VALUE
	Computer Technology (10.4%)
54,428	Apple, Inc. (a)	$18,269,847
36,410	LinkedIn Corp. Class A (a)	3,280,177
184,408	Yandex NV Class A (Russia) (a)	6,548,328
		28,098,352
	Diversified Media (1.9%)
88,742	Naspers Ltd. Class N (South Africa)	5,022,319
	Diversified Retail (13.5%)
100,989	Amazon.com, Inc. (a)	20,651,240
152,775	Ctrip.com International Ltd. ADR (China) (a)	6,581,547
34,930	NetFlix, Inc. (a)	9,175,762
		36,408,549
	Financial Data & Systems (4.9%)
190,765	MSCI, Inc. Class A (a)	7,188,025
171,750	Verisk Analytics, Inc. Class A (a)	5,945,985
		13,134,010
	Health Care Services (2.1%)
138,329	athenahealth, Inc. (a)	5,685,322
	Medical Equipment (2.6%)
19,103	Intuitive Surgical, Inc. (a)	7,108,417
	Metals & Minerals: Diversified (4.3%)
2,771,679	Lynas Corp. Ltd. (Australia) (a)	5,350,979
104,852	Molycorp, Inc. (a)	6,402,263
		11,753,242
	Pharmaceuticals (2.5%)
100,160	Mead Johnson Nutrition Co.	6,765,808
	Real Estate Investment Trusts (REIT) (3.8%)
308,887	Brookfield Asset Management, Inc. Class A (Canada)	10,245,782

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

NUMBER OF SHARES		VALUE
	Recreational Vehicles & Boats (3.5%)
312,502	Edenred (France)	$9,529,560
	Wholesale & International Trade (1.9%)
2,574,000	Li & Fung Ltd. (d)	5,176,894
	Total Common Stocks (Cost $183,717,554)	261,779,165
	Convertible Preferred Stock (0.5%)
	Alternative Energy
488,605	Better Place, Inc. (Cost $1,465,815) (a)(b)(c)	1,465,815
NUMBER OF SHARES (000)
	Short-Term Investment (2.7%)
	Investment Company
7,387	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $7,387,213)	7,387,213
Total Investments (Cost $192,570,582) (e)(f)	100.1%	270,632,193
Liabilities in Excess of Other Assets	(0.1)	(391,056)
Net Assets	100.0%	$270,241,137

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

  (a)  Non-income producing security.

  (b)  Illiquid security. Resale is restricted to qualified institutional investors.

  (c)  At June 30, 2011, the Portfolio held fair valued securities valued at $9,663,265, representing 3.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The market value and percentage of net assets, $29,138,769 and 10.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $86,795,084 and the aggregate gross unrealized depreciation is $8,733,473 resulting in net unrealized appreciation of $78,061,611.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Summary of Investments ■ June 30, 2011 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$42,276,319	15.6%
Diversified Retail	36,408,549	13.5
Computer Technology	28,098,352	10.4
Commercial Services	19,830,739	7.3
Alternative Energy	13,279,799	4.9
Financial Data & Systems	13,134,010	4.9
Metals & Minerals: Diversified	11,753,242	4.3
Real Estate Investment Trusts (REIT)	10,245,782	3.8
Recreational Vehicles & Boats	9,529,560	3.5
Communications Technology	9,405,650	3.5
Biotechnology	9,245,404	3.4

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Chemicals: Diversified	$7,625,550	2.8%
Investment Company	7,387,213	2.7
Medical Equipment	7,108,417	2.6
Pharmaceuticals	6,765,808	2.5
Casinos & Gambling	6,626,632	2.5
Health Care Services	5,685,322	2.1
Air Transport	5,565,838	2.1
Commercial Finance & Mortgage Companies	5,268,025	1.9
Asset Management & Custodian	5,192,769	1.9
Wholesale & International Trade	5,176,894	1.9
Diversified Media	5,022,319	1.9
	$270,632,193	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2011 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.8%)
	Air Transport (2.1%)
12,910	Expeditors International of Washington, Inc.	$660,863
	Alternative Energy (4.3%)
10,066	Range Resources Corp.	558,663
18,034	Ultra Petroleum Corp. (a)	825,957
		1,384,620
	Asset Management & Custodian (1.9%)
11,308	Greenhill & Co., Inc.	608,597
	Biotechnology (3.4%)
14,419	Illumina, Inc. (a)	1,083,588
	Casinos & Gambling (2.4%)
18,400	Las Vegas Sands Corp. (a)	776,664
	Chemicals: Diversified (2.8%)
12,321	Monsanto Co.	893,765
	Commercial Finance & Mortgage Companies (1.9%)
93,281	BM&F Bovespa SA (Brazil)	617,430
	Commercial Services (7.3%)
14,085	CoStar Group, Inc. (a)	834,959
23,504	eBay, Inc. (a)	758,474
21,430	Leucadia National Corp.	730,763
		2,324,196
	Communications Technology (3.4%)
23,944	Motorola Solutions, Inc. (a)	1,102,382
	Computer Services, Software & Systems (15.5%)
9,310	Baidu, Inc. ADR (China) (a)	1,304,610
39,222	Facebook, Inc. Class B (a)(b)(c)	980,550
2,629	Google, Inc. Class A (a)	1,331,273
5,923	Salesforce.com, Inc. (a)	882,409
17,300	Tencent Holdings Ltd. (China) (d)	474,466
		4,973,308

NUMBER OF SHARES		VALUE
	Computer Technology (10.2%)
6,379	Apple, Inc. (a)	$2,141,239
3,945	LinkedIn Corp. Class A (a)	355,405
21,613	Yandex N.V. Class A (Russia) (a)	767,478
		3,264,122
	Diversified Media (1.8%)
10,401	Naspers Ltd. Class N (South Africa)	588,641
	Diversified Retail (13.3%)
11,836	Amazon.com, Inc. (a)	2,420,344
17,906	Ctrip.com International Ltd. ADR (China) (a)	771,390
4,094	NetFlix, Inc. (a)	1,075,453
		4,267,187
	Financial Data & Systems (4.8%)
22,657	MSCI, Inc. Class A (a)	853,716
20,130	Verisk Analytics, Inc. Class A (a)	696,900
		1,550,616
	Health Care Services (2.1%)
16,213	athenahealth, Inc. (a)	666,354
	Medical Equipment (2.6%)
2,239	Intuitive Surgical, Inc. (a)	833,154
	Metals & Minerals: Diversified (4.3%)
324,848	Lynas Corp. Ltd. (Australia) (a)	627,149
12,289	Molycorp, Inc. (a)	750,366
		1,377,515
	Pharmaceuticals (2.5%)
11,739	Mead Johnson Nutrition Co.	792,969
	Real Estate Investment Trusts (REIT) (3.8%)
36,202	Brookfield Asset Management, Inc. Class A (Canada)	1,200,820

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

NUMBER OF SHARES		VALUE
	Recreational Vehicles & Boats (3.5%)
36,626	Edenred (France)	$1,116,888
	Wholesale & International Trade (1.9%)
302,000	Li & Fung Ltd. (d)	607,390
	Total Common Stocks (Cost $21,614,141)	30,691,069
	Convertible Preferred Stock (0.5%)
	Alternative Energy
59,090	Better Place, Inc. (Cost $177,270) (a)(b)(c)	177,270
NUMBER OF SHARES (000)
	Short-Term Investment (3.9%)
	Investment Company
1,234	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,233,710)	1,233,710
Total Investments (Cost $23,025,121) (e)(f)	100.2%	32,102,049
Liabilities in Excess of Other Assets	(0.2)	(68,394)
Net Assets	100.0%	$32,033,655

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At June 30, 2011, the Portfolio held fair valued securities valued at $1,157,820, representing 3.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The market value and percentage of net assets, $3,414,534 and 10.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $9,919,459 and the aggregate gross unrealized depreciation is $842,531 resulting in net unrealized appreciation of $9,076,928.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Summary of Investments ■ June 30, 2011 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$4,973,308	15.5%
Diversified Retail	4,267,187	13.3
Computer Technology	3,264,122	10.2
Commercial Services	2,324,196	7.2
Alternative Energy	1,561,890	4.9
Financial Data & Systems	1,550,616	4.8
Metals & Minerals: Diversified	1,377,515	4.3
Investment Company	1,233,710	3.8
Real Estate Investment Trusts (REIT)	1,200,820	3.7
Recreational Vehicles & Boats	1,116,888	3.5
Communications Technology	1,102,382	3.4

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Biotechnology	$1,083,588	3.4%
Chemicals: Diversified	893,765	2.8
Medical Equipment	833,154	2.6
Pharmaceuticals	792,969	2.5
Casinos & Gambling	776,664	2.4
Health Care Services	666,354	2.1
Air Transport	660,863	2.1
Commercial Finance & Mortgage Companies	617,430	1.9
Asset Management & Custodian	608,597	1.9
Wholesale & International Trade	607,390	1.9
Diversified Media	588,641	1.8
	$32,102,049	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (60.5%)
	Auto Components (1.3%)
30,000	Visteon Corp. (a)	$2,052,300
	Biotechnology (4.4%)
140,700	Vertex Pharmaceuticals, Inc. (a)	7,314,993
	Capital Markets (2.7%)
34,000	Goldman Sachs Group, Inc. (The)	4,525,060
	Commercial Banks (2.5%)
500,000	Popular, Inc. (Puerto Rico) (a)	1,380,000
100,000	Wells Fargo & Co.	2,806,000
		4,186,000
	Communications Equipment (2.6%)
279,350	Cisco Systems, Inc.	4,360,653
	Computers & Peripherals (9.5%)
376,000	Dell, Inc. (a)	6,267,920
101,300	Hewlett-Packard Co.	3,687,320
137,700	SanDisk Corp. (a)	5,714,550
		15,669,790
	Diversified Financial Services (6.0%)
125,000	Citigroup, Inc. (See Note 6)	5,205,000
116,445	JPMorgan Chase & Co.	4,767,258
		9,972,258
	Diversified Telecommunication Services (3.0%)
122,770	CenturyLink, Inc.	4,963,591
	Hotels, Restaurants & Leisure (1.2%)
50,000	Hyatt Hotels Corp. Class A (a)	2,041,000
	Industrial Conglomerates (1.1%)
97,010	General Electric Co.	1,829,609
	Insurance (2.2%)
58,145	Chubb Corp.	3,640,458
	Metals & Mining (8.5%)
354,000	Alcoa, Inc.	5,614,440
52,060	Freeport-McMoRan Copper & Gold, Inc.	2,753,974
122,000	United States Steel Corp.	5,616,880
		13,985,294

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

NUMBER OF SHARES		VALUE
	Oil, Gas & Consumable Fuels (4.0%)
30,355	Chevron Corp.	$3,121,708
45,300	ConocoPhillips	3,406,107
		6,527,815
	Real Estate Investment Trusts (REITs) (2.2%)
90,825	Plum Creek Timber Co., Inc. REIT	3,682,046
	Semiconductors & Semiconductor Equipment (2.8%)
123,805	Intel Corp.	2,743,519
250,000	Micron Technology, Inc. (a)	1,870,000
		4,613,519
	Specialty Retail (1.1%)
51,935	Home Depot, Inc.	1,881,086
	Wireless Telecommunication Services (5.4%)
1,666,000	Sprint Nextel Corp. (a)	8,979,740
	Total Common Stocks (Cost $100,813,758)	100,225,212

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (8.8%)
	Basic Materials (0.6%)
$100	Anglo American Capital PLC (United Kingdom)	9.375%	04/08/19	131,738
50	ArcelorMittal (Luxembourg)	9.85	06/01/19	63,478
15	ArcelorMittal (Luxembourg)	7.00	10/15/39	15,213
55	Barrick North America Finance LLC (Canada)	4.40	05/30/21	54,854
130	CF Industries, Inc.	6.875	05/01/18	147,712
55	Cliffs Natural Resources, Inc.	4.875	04/01/21	55,258
15	FMG Resources August 2006 Pty Ltd. (Australia) (b)	6.875	02/01/18	15,300
40	FMG Resources August 2006 Pty Ltd. (Australia) (b)	6.375	02/01/16	40,100
35	Georgia-Pacific LLC	7.75	11/15/29	40,391
50	Georgia-Pacific LLC	8.875	05/15/31	63,335
55	International Paper Co.	7.50	08/15/21	64,404
30	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	39,810
10	Southern Copper Corp. (Mexico)	5.375	04/16/20	10,293
20	Southern Copper Corp. (Mexico)	6.75	04/16/40	19,556
65	Teck Resources, Ltd. (Canada)	4.75	01/15/22	65,304
70	Teck Resources, Ltd. (Canada)	6.25	07/15/41	70,913

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$60	Vale Overseas Ltd. (Brazil)	5.625%	09/15/19	$64,336
15	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	16,377
				978,372
	Communications (1.1%)
95	AT&T, Inc.	6.15	09/15/34	98,657
50	CBS Corp.	8.875	05/15/19	63,833
45	Comcast Corp.	5.70	05/15/18	50,281
50	Comcast Corp.	5.15	03/01/20	53,929
15	Comcast Corp.	6.45	03/15/37	16,095
15	COX Communications, Inc. (b)	8.375	03/01/39	19,676
45	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	59,546
30	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625	05/15/16	32,733
30	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875	10/01/19	33,327
20	Expedia, Inc.	5.95	08/15/20	19,550
70	Frontier Communications Corp.	8.50	04/15/20	76,650
65	NBC Universal Media LLC	5.15	04/30/20	68,756
100	News America, Inc.	7.85	03/01/39	120,106
50	Qwest Corp.	6.50	06/01/17	54,500
40	Qwest Corp.	6.875	09/15/33	38,750
45	Qwest Corp.	8.375	05/01/16	53,325
100	Sable International Finance Ltd. (South Africa) (b)	7.75	02/15/17	101,000
65	Telecom Italia Capital SA (Italy)	7.175	06/18/19	71,876
95	Telefonica Europe BV (Spain)	8.25	09/15/30	113,728
55	Telstra Corp. Ltd. (Australia) (b)	4.80	10/12/21	55,293
65	Time Warner Cable, Inc.	8.75	02/14/19	82,944
45	Time Warner Cable, Inc.	6.75	06/15/39	49,388
25	Time Warner, Inc.	7.70	05/01/32	30,269
40	Time Warner, Inc.	5.875	11/15/16	45,775
25	Time Warner, Inc.	4.875	03/15/20	25,934
55	Verizon Communications, Inc.	8.95	03/01/39	77,886
35	Verizon Communications, Inc.	4.60	04/01/21	36,184
80	Viacom, Inc.	6.875	04/30/36	89,592
45	Vivendi SA (France) (b)	6.625	04/04/18	50,976
100	WPP Finance UK (United Kingdom)	8.00	09/15/14	117,388
				1,807,947
	Consumer, Cyclical (0.6%)
128	America West Airlines 2001-1 Pass-Through Trust, Series 011G (AMBAC Insd)	7.10	04/02/21	127,471
90	Best Buy Co., Inc.	3.75	03/15/16	90,528
146	CVS Pass-Through Trust	6.036	12/10/28	155,687

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$60	Daimler Finance North America LLC	7.30%	01/15/12	$62,097
65	Gap, Inc. (The)	5.95	04/12/21	62,559
90	Home Depot, Inc.	5.875	12/16/36	92,417
40	Hyatt Hotels Corp. (b)	6.875	08/15/19	44,709
20	Ingram Micro, Inc.	5.25	09/01/17	20,992
25	JC Penney Co., Inc.	5.65	06/01/20	24,875
49	JC Penney Corp., Inc.	6.375	10/15/36	44,100
70	QVC, Inc. (b)	7.125	04/15/17	73,850
40	Wal-Mart Stores, Inc.	5.25	09/01/35	40,139
45	Wesfarmers Ltd. (Australia) (b)	2.983	05/18/16	45,184
75	Wyndham Worldwide Corp.	5.625	03/01/21	74,950
100	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	109,125
5	Yum! Brands, Inc.	6.875	11/15/37	5,690
				1,074,373
	Consumer, Non-Cyclical (0.8%)
60	Altria Group, Inc.	9.25	08/06/19	78,355
50	Altria Group, Inc.	4.125	09/11/15	53,035
50	BAT International Finance PLC (United Kingdom)	9.50	11/15/18	66,986
120	Boston Scientific Corp.	6.00	01/15/20	130,124
45	Bunge Ltd. Finance Corp.	8.50	06/15/19	54,943
30	ConAgra Foods, Inc.	7.00	10/01/28	31,556
55	ConAgra Foods, Inc.	8.25	09/15/30	65,522
25	Constellation Brands, Inc.	7.25	09/01/16	27,438
96	Delhaize Group SA (Belgium)	5.70	10/01/40	89,620
95	Gilead Sciences, Inc.	4.50	04/01/21	95,344
100	Grupo Bimbo SAB de CV (Mexico) (b)	4.875	06/30/20	100,838
180	Kraft Foods, Inc.	7.00	08/11/37	210,367
50	Quest Diagnostics, Inc.	6.95	07/01/37	55,687
115	UnitedHealth Group, Inc.	6.625	11/15/37	127,990
80	Verisk Analytics, Inc.	5.80	05/01/21	85,015
60	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (Ireland)	7.75	09/15/18	60,825
65	Woolworths Ltd. (Australia)	4.00	09/22/20	63,415
				1,397,060
	Energy (0.7%)
10	Alpha Natural Resources, Inc.	6.00	06/01/19	10,025
35	Alpha Natural Resources, Inc.	6.25	06/01/21	35,350
45	Anadarko Petroleum Corp.	6.95	06/15/19	52,643
75	Energy Transfer Partners LP	8.50	04/15/14	87,314
90	Enterprise Products Operating LLC	6.50	01/31/19	103,251
35	Enterprise Products Operating LLC	5.25	01/31/20	37,301

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$35	EQT Corp.	8.125%	06/01/19	$42,879
100	Gazprom OAO Via Gaz Capital SA (Russia) (b)	6.51	03/07/22	106,250
50	Kinder Morgan Energy Partners LP	5.95	02/15/18	55,786
135	Kinder Morgan Finance Co. ULC	5.70	01/05/16	141,244
35	Marathon Petroleum Corp. (b)	5.125	03/01/21	36,050
80	Petrobras International Finance Co. (Brazil)	5.75	01/20/20	85,740
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	64,082
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	75,593
45	QEP Resources, Inc.	6.875	03/01/21	47,700
50	Spectra Energy Capital LLC	7.50	09/15/38	60,420
55	Texas Eastern Transmission LP	7.00	07/15/32	64,263
				1,105,891
	Finance (3.8%)
100	Abbey National Treasury Services PLC (United Kingdom) (b)	3.875	11/10/14	101,914
75	Aegon N.V. (Netherlands)	4.625	12/01/15	79,559
135	American International Group, Inc.	6.40	12/15/20	145,571
100	Australia & New Zealand Banking Group Ltd. (Australia)	4.875	01/12/21	101,460
135	Bank of America Corp.	5.65	05/01/18	142,536
30	Bank of America Corp.	5.75	12/01/17	31,941
175	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	196,751
170	Bear Stearns Cos. LLC (The)	7.25	02/01/18	202,144
60	Bear Stearns Cos. LLC (The)	6.40	10/02/17	68,545
125	BNP Paribas (France)	5.00	01/15/21	125,912
75	Brandywine Operating Partnership	4.95	04/15/18	76,144
45	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	48,378
110	Citigroup, Inc. (See Note 6)	5.875	05/29/37	109,427
160	Citigroup, Inc. (See Note 6)	6.125	11/21/17	176,948
70	Citigroup, Inc. (See Note 6)	6.125	05/15/18	77,195
95	CNA Financial Corp.	5.75	08/15/21	98,284
100	Credit Agricole SA (France)	3.50	04/13/15	100,376
25	Credit Suisse (Switzerland)	6.00	02/15/18	27,014
240	Credit Suisse AG (Switzerland)	5.40	01/14/20	243,383
60	Dexus Diversfied Trust/Dexus Office Trust (Australia) (b)	5.60	03/15/21	60,742
115	Digital Realty Trust LP	4.50	07/15/15	119,799
140	Farmers Exchange Capital	7.05	07/15/28	144,562
40	Fifth Third Bancorp	3.625	01/25/16	40,390
60	General Electric Capital Corp.	5.30	02/11/21	62,550
160	General Electric Capital Corp.	5.625	05/01/18	175,244

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$270	General Electric Capital Corp.	6.00%	08/07/19	$299,445
75	Genworth Financial, Inc.	7.20	02/15/21	75,182
60	Goldman Sachs Group, Inc. (The)	7.50	02/15/19	69,916
80	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	80,244
190	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	207,072
45	Harley-Davidson Funding Corp. (b)	6.80	06/15/18	50,930
60	Hartford Financial Services Group, Inc.	5.50	03/30/20	61,955
130	HBOS PLC (United Kingdom) (b)	6.75	05/21/18	125,272
30	HCP, Inc.	5.375	02/01/21	31,001
50	HCP, Inc.	5.625	05/01/17	54,370
60	Health Care REIT, Inc.	6.125	04/15/20	64,376
75	Hess Corp.	6.00	01/15/40	77,892
210	HSBC Holdings PLC (United Kingdom)	5.10	04/05/21	215,616
15	JPMorgan Chase & Co.	4.95	03/25/20	15,522
70	Lloyds TSB Bank PLC (United Kingdom)	6.375	01/21/21	73,004
50	Macquarie Bank Ltd. (Australia) (b)	6.625	04/07/21	50,393
55	Macquarie Group Ltd. (Australia) (b)	6.00	01/14/20	55,243
225	Merrill Lynch & Co., Inc.	6.875	04/25/18	249,286
35	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	34,945
170	Nationwide Building Society (United Kingdom) (b)	6.25	02/25/20	177,081
50	Nationwide Financial Services (b)	5.375	03/25/21	50,316
75	Pacific LifeCorp	6.00	02/10/20	80,560
60	Platinum Underwriters Finance, Inc.	7.50	06/01/17	64,654
50	Principal Financial Group, Inc.	8.875	05/15/19	63,696
40	Prudential Financial, Inc.	6.625	12/01/37	42,604
50	Regions Financial Corp.	5.75	06/15/15	49,293
60	Reinsurance Group of America, Inc.	6.45	11/15/19	65,269
100	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875	03/16/15	103,870
25	Santander Holdings USA, Inc.	4.625	04/19/16	25,151
70	SLM Corp.	6.25	01/25/16	72,697
100	Standard Chartered Bank (United Kingdom) (b)	6.40	09/26/17	111,506
105	TD Ameritrade Holding Corp.	5.60	12/01/19	112,751
100	Ventas Realty LP/Ventas Capital Corp.	4.75	06/01/21	97,806
75	WEA Finance LLC (Australia) (b)	4.625	05/10/21	72,926
25	Wells Fargo & Co.	3.676	06/15/16	25,712
235	Wells Fargo & Co.	5.625	12/11/17	259,935
80	Wells Operating Partnership II LP (b)	5.875	04/01/18	82,643
80	Willis Group Holdings PLC	4.125	03/15/16	81,649
				6,288,552
	Industrials (0.5%)
100	BAA Funding Ltd. (United Kingdom) (b)	4.875	07/15/21	97,802

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
	$20	Bombardier, Inc. (Canada) (b)	7.50%	03/15/18	$22,500
	40	Bombardier, Inc. (Canada) (b)	7.75	03/15/20	45,200
	90	Cooper US, Inc.	5.25	11/15/12	95,329
	75	CRH America, Inc.	6.00	09/30/16	82,418
	40	DISH DBS Corp.	7.125	02/01/16	42,400
	30	Holcim US Finance Sarl & Cie SCS (Switzerland) (b)	6.00	12/30/19	32,111
	75	L-3 Communications Corp.	4.95	02/15/21	74,979
	55	Lafarge SA (France) (b)	5.85	07/09/15	58,856
	60	Norfolk Southern Corp.	7.25	02/15/31	74,122
	40	Union Pacific Corp.	6.125	02/15/20	46,582
	80	Waste Management, Inc.	6.125	11/30/39	84,007
					756,306
		Technology (0.2%)
	75	Fiserv, Inc.	3.125	06/15/16	74,690
	100	International Business Machines Corp.	7.625	10/15/18	127,369
	45	KLA-Tencor Corp.	6.90	05/01/18	50,903
					252,962
		Utilities (0.5%)
	120	CMS Energy Corp.	6.25	02/01/20	128,297
	50	EDF SA (France)	4.60	01/27/20	52,030
	125	Enel Finance International N.V. (Italy) (b)	5.125	10/07/19	126,601
	150	Exelon Generation Co. LLC	6.25	10/01/39	152,101
	140	FirstEnergy Solutions Corp.	6.05	08/15/21	150,934
	75	Iberdrola Finance Ireland Ltd. (Ireland) (b)	5.00	09/11/19	74,089
	45	NRG Energy, Inc.	8.50	06/15/19	46,800
	75	Ohio Power Co., Series M	5.375	10/01/21	80,950
	75	PPL WEM Holdings PLC (United Kingdom) (b)	3.90	05/01/16	77,048
					888,850
		Total Corporate Bonds (Cost $13,773,963)			14,550,313
		Sovereign (0.5%)
	230	Federative Republic of Brazil (Brazil)	6.00	01/17/17	269,330
EUR	95	Ireland Government Bond (Ireland)	5.40	03/13/25	85,360
MXN	1,600	Mexican Bonos (Mexico)	8.00	06/11/20	146,949
	$105	Republic of Italy (Italy)	6.875	09/27/23	119,333
RUB	5,000	Russian Foreign Bond - Eurobond (Russia)	7.85	03/10/18	187,990
		Total Sovereign (Cost $777,772)			808,962

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Municipal Bonds (0.3%)
$75	Chicago Illinois Transit Authority	6.20%		12/01/40	$75,768
30	City of Chicago	6.395		01/01/40	31,398
70	City of New York, Series G-1	5.968		03/01/36	74,094
85	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184		01/01/34	88,419
	Municipal Electric Authority of Georgia
50		6.64		04/01/57	49,203
95		6.66		04/01/57	90,245
65	New York City Transitional Finance Authority	5.267		05/01/27	67,457
	State of California, General Obligation Bonds
30		6.65		03/01/22	33,656
45		5.95		04/01/16	50,392
	Total Municipal Bonds (Cost $547,369)				560,632
	Agency Fixed Rate Mortgages (0.0%)
	Federal Home Loan Mortgage Corporation, Gold Pools:
2		6.50		05/01/29 - 12/01/31	2,850
1	Federal National Mortgage Association, Conventional Pools:	6.50		11/01/29	1,492
	Total Agency Fixed Rate Mortgages (Cost $3,971)				4,342
	Asset-Backed Securities (0.6%)
100	Ally Master Owner Trust	1.057	(c)	01/15/16	100,499
33	Brazos Student Finance Corp.	1.147	(c)	06/25/35	33,242
175	Ford Credit Floorplan Master Owner Trust	1.887	(c)	02/15/17	181,977
200	FUEL Trust (b)	4.207		10/15/22	200,978
100	GE Dealer Floorplan Master Note Trust	1.737	(c)	10/20/14	101,505
175	Louisiana Public Facilities Authority	1.207	(c)	04/26/27	172,517
150	Nissan Auto Receivables Owner Trust	1.18		02/16/15	150,920
125	World Omni Automobile Lease Securitization Trust	1.49		10/15/14	125,589
	Total Asset-Backed Securities (Cost $1,055,766)				1,067,227
	Agency Bonds - Banking (FDIC Guaranteed) (1.6%)
200	Ally Financial, Inc.	2.20		12/19/12	205,177
1,200	Citigroup Funding, Inc. (See Note 6)	2.25		12/10/12	1,230,704
1,200	General Electric Capital Corp.	2.625		12/28/12	1,236,726
	Total Agency Bonds - Banking (FDIC Guaranteed) (Cost $2,623,866)				2,672,607

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Treasury Securities (7.8%)
	U.S. Treasury Bonds
$1,090		7.50%	11/15/24	$1,535,197
1,320		6.88	08/15/25	1,774,781
870		3.50	02/15/39	747,248
860		4.38	11/15/39	860,537
270		4.63	02/15/40	281,560
	U.S. Treasury Notes
800		2.38	08/31/14	837,188
3,400		1.75	04/15/13 - 07/31/15	3,475,569
1,175		2.25	01/31/15	1,222,826
2,130		1.25	08/31/15	2,120,847
	Total U.S. Treasury Securities (Cost $12,844,422)			12,855,753
	U.S. Agency Securities (1.5%)
	Federal Home Loan Mortgage Corporation
365		1.00	07/30/14	364,835
250		6.75	03/15/31	321,349
150		3.75	03/27/19	158,986
	Federal National Mortgage Association
450		5.38	06/12/17	524,422
350		4.13	04/15/14	381,407
700		4.38	10/15/15	776,478
	Total U.S. Agency Securities (Cost $2,506,381)			2,527,477
	Short-Term Investments (18.6%)
	U.S. Treasury Security (0.3%)
415	U.S. Treasury Bill (Cost $414,957) (d)(e)	0.046	09/22/11	414,957

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (18.3%)
30,332	Morgan Stanley Institutional Liquidity Funds - Money Market Porfolio - Institutional Class (See Note 6) (Cost $30,331,575)		$30,331,575
	Total Short-Term Investments (Cost $30,746,532)		30,746,532
	Total Investments (Cost $165,693,800) (f)(g)	100.2%	166,019,057
	Liabilities in Excess of Other Assets	(0.2)	(292,817)
	Net Assets	100.0%	$165,726,240

  FDIC  Federal Deposit Insurance Corporation.

  REIT  Real Estate Investment Trust.

  (a)  Non-income producing security.

  (b)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2011.

  (d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (e)  A portion of this security has been physically segregated in connection with open futures contracts and swap agreements.

  (f)  Securities have been designated as collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

  (g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $7,448,270 and the aggregate gross unrealized depreciation is $7,123,013 resulting in net unrealized appreciation of $325,257.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT JUNE 30, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
UBS AG		$148,916	CLP	69,590,000	07/15/2011	$(203)
Bank of America NA		$147,197	KRW	159,400,000	07/15/2011	2,010
UBS AG		$181,209	NOK	980,000	07/15/2011	325
UBS AG		$184,187	SEK	1,140,000	07/15/2011	(4,060)
Bank of America NA		$147,488	SGD	182,000	07/15/2011	685
UBS AG	CHF	165,000		$196,347	07/15/2011	82
UBS AG	EUR	141,773		$204,380	07/15/2011	(1,155)
UBS AG	JPY	15,300,000		$187,868	07/15/2011	(2,191)
Net Unrealized Depreciation						$(4,507)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

FUTURES CONTRACTS OPEN AT JUNE 30, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
7	Long	U.S. Treasury 5 yr. Note, Sep-11	$834,367	$1,641
1	Long	U.S. Treasury Ultra Long Bond, Sep-11	126,250	(1,813)
1	Short	German Euro Bund, Sep-11	(181,965)	217
6	Short	U.S. Treasury 10 yr. Note, Sep-11	(733,969)	1,528
10	Short	U.S. Treasury Bonds 30 Year, Sep-11	(1,230,312)	9,164
Net Unrealized Appreciation				$10,737

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse		$3,690	3 Month LIBOR	Receive	0.80%	10/28/13	$(1,237)
Credit Suisse	CAD	1,185	3 Month CDOR	Receive	2.18	09/08/15	7,252
Credit Suisse		854	3 Month CDOR	Receive	2.21	09/08/15	4,157
Credit Suisse		$1,545	3 Month LIBOR	Pay	2.10	10/28/17	(29,794)
Credit Suisse	CAD	1,388	3 Month CDOR	Pay	4.07	09/08/20	(13,945)
Credit Suisse		1,000	3 Month CDOR	Pay	4.12	09/08/20	(7,611)
Goldman Sachs	GBP	1,210	6 Month LIBOR	Pay	4.90	03/04/21	12,040
Goldman Sachs		455	6 Month LIBOR	Pay	4.85	04/01/21	2,768
Goldman Sachs		280	6 Month LIBOR	Receive	4.18	03/04/41	(12,992)
Goldman Sachs		105	6 Month LIBOR	Receive	4.13	04/01/41	(3,034)
Net Unrealized Depreciation							$(42,396)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

ZERO COUPON SWAP AGREEMENTS OPEN AT JUNE 30, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	$435	3 Month LIBOR	Receive	11/15/19	—	$(103,662)
Barclays Capital	515	3 Month LIBOR	Pay	11/15/19	—	28,723
JPMorgan Chase	456	3 Month LIBOR	Receive	11/15/19	—	(101,402)
JPMorgan Chase	741	3 Month LIBOR	Receive	11/15/21	—	(171,708)
Net Unrealized Depreciation						$(348,049)

  CDOR  Canadian Dealer Offered Rate.

  LIBOR  London Interbank Offered Rate.

Currency Abbreviations:

CAD  Canadian Dollar.

CHF  Swiss Franc.

CLP  Chilean Peso.

EUR  Euro.

GBP  British Pound.

JPY  Japanese Yen.

KRW  South Korean Won.

MXN  Mexican New Peso.

NOK  Norwegian Krone.

RUB  Russian Ruble.

SEK  Swedish Krona.

SGD  Singapore Dollar.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2011 (unaudited) continued

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$100,225,212		60.4%
Investment Company	30,331,575		18.3
Corporate Bonds	14,550,313		8.8
U.S. Treasury Securities	12,855,753		7.8
Agency Bonds - Banking (FDIC Guaranteed)	2,672,607		1.6
U.S. Agency Securities	2,527,477		1.5
Asset-Backed Securities	1,067,227		0.6
Sovereign	808,962		0.5
Municipal Bonds	560,632		0.3
U.S. Treasury Security	414,957		0.2
Agency Fixed Rate Mortgages	4,342		0.0
	$166,019,057	†	100.0%

  †  Does not include open long/short futures contracts with an underlying face amount of $3,106,863 and net unrealized appreciation of $10,737. Also does not include open foreign currency exchange contracts with net unrealized depreciation of $4,507 and open swap agreements with net unrealized depreciation of $390,445.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
June 30, 2011 (unaudited)

	Money Market		Limited Duration	Income Plus	Global Infrastructure
Assets:
Investments in securities, at value*	$116,877,779	(1)	$60,585,173	$201,549,755	$74,768,237
Investment in affiliates, at value**	—		1,913,861	9,434,958	955,537
Total investments in securities, at value	116,877,779		62,499,034	210,984,713	75,723,774
Unrealized appreciation on open swap agreements	—		93,777	—	—
Unrealized appreciation on open foreign currency exchange contracts	—		—	—	—
Cash	5,604		—	—	125,049	(3)
Due from broker	—		—	—	—
Receivable for:
Interest	21,441		457,961	2,821,008	—
Investments sold	—		—	1,544,083	1,199,993
Dividends	—		—	6,344	566,126
Shares of beneficial interest sold	113,200		35,421	18,702	—
Foreign withholding taxes reclaimed	—		—	—	34,827
Interest and dividends from affiliates	—		4,387	67,096	84
Premium paid on open swap agreements	—		—	24,264	—
Variation margin	—		—	135,174	—
Prepaid expenses and other assets	4,001		2,325	5,244	4,676
Total Assets	117,022,025		63,092,905	215,606,628	77,654,529
Liabilities:
Collateral on securities loaned, at value	—		—	—	—
Unrealized depreciation on open swap agreements	—		816,812	210,307	—
Unrealized depreciation on open foreign currency exchange contracts	—		—	—	—
Payable to bank	—		—	—	—
Payable for:
Investments purchased	—		—	1,555,380	312,187
Shares of beneficial interest redeemed	509		57,040	641,723	51,114
Investment advisory fee	6,530		15,438	74,993	35,558
Variation margin	—		19,640	—	—
Distribution fee (Class Y)	—		10,067	28,866	3,097
Administration fee	4,836		4,141	14,284	5,016
Transfer agent fee	251		288	2,212	237
Accrued expenses and other payables	55,830		33,565	57,630	46,937
Total Liabilities	67,956		956,991	2,585,395	454,146
Net Assets	$116,954,069		$62,135,914	$213,021,233	$77,200,383
Composition of Net Assets:
Paid-in-capital	$116,953,567		$97,314,415	$216,847,702	$59,989,190
Net unrealized appreciation (depreciation)	—		536,835	11,779,800	12,645,724
Accumulated undistributed net investment income (net investment loss)	74		257,598	5,065,859	1,027,135
Accumulated net realized gain (loss)	428		(35,972,934)	(20,672,128)	3,538,334
Net Assets	$116,954,069		$62,135,914	$213,021,233	$77,200,383
* Cost	$116,877,779		$59,352,164	$190,324,586	$62,123,074
** Affiliated Cost	$—		$1,890,157	$8,408,206	$955,537
Class X Shares:
Net Assets	$54,773,447		$13,846,758	$98,969,967	$61,993,548
Shares Outstanding (unlimited shares authorized, $.01 par value)	54,773,163		1,814,160	9,010,981	7,370,997
Net Asset Value Per Share	$1.00		$7.63	$10.98	$8.41
Class Y Shares:
Net Assets	$62,180,622		$48,289,156	$114,051,266	$15,206,835
Shares Outstanding (unlimited shares authorized, $.01 par value)	62,180,410		6,338,731	10,409,535	1,812,046
Net Asset Value Per Share	$1.00		$7.62	$10.96	$8.39

(1)  Including Repurchase Agreements of $68,880,000.

(2)  Including security loaned at value of $2,144,686.

(3)  Including foreign currency valued at $125,049, $151,308, and $5,527, respectively with a cost of $124,602, $149,363, and $5,458, respectively.

See Notes to Financial Statements

	European Equity		Multi Cap Growth	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$69,575,930	(2)	$263,244,980	$30,868,339	$128,888,208
Investment in affiliates, at value**	2,986,453		7,387,213	1,233,710	37,130,849
Total investments in securities, at value	72,562,383		270,632,193	32,102,049	166,019,057
Unrealized appreciation on open swap agreements	—		—	—	54,940
Unrealized appreciation on open foreign currency exchange contracts	53,232		—	—	3,102
Cash	150,939	(3)	—	—	11,378	(3)
Due from broker	—		—	—	25,000
Receivable for:
Interest	—		—	—	365,613
Investments sold	356,825		—	—	—
Dividends	234,816		66,667	7,685	49,384
Shares of beneficial interest sold	—		34,355	1,648	802
Foreign withholding taxes reclaimed	168,922		—	—	—
Interest and dividends from affiliates	49		253	58	5,425
Premium paid on open swap agreements	—		—	—	—
Variation margin	—		—	—	6,555
Prepaid expenses and other assets	3,617		9,065	2,602	4,898
Total Assets	73,530,783		270,742,533	32,114,042	166,546,154
Liabilities:
Collateral on securities loaned, at value	2,194,505		—	—	—
Unrealized depreciation on open swap agreements	—		—	—	445,385
Unrealized depreciation on open foreign currency exchange contracts	—		—	—	7,609
Payable to bank	—		—	167	—
Payable for:
Investments purchased	260,027		219,836	32,196	134,698
Shares of beneficial interest redeemed	35,008		90,078	1,686	99,773
Investment advisory fee	42,018		90,212	17,188	55,836
Variation margin	—		—	—	—
Distribution fee (Class Y)	3,497		12,259	3,530	10,077
Administration fee	4,608		17,400	2,063	10,912
Transfer agent fee	238		292	209	171
Accrued expenses and other payables	41,773		71,319	23,348	55,453
Total Liabilities	2,581,674		501,396	80,387	819,914
Net Assets	$70,949,109		$270,241,137	$32,033,655	$165,726,240
Composition of Net Assets:
Paid-in-capital	$68,624,769		$200,072,697	$22,130,590	$148,627,323
Net unrealized appreciation (depreciation)	15,669,681		78,062,235	9,077,001	(58,636)
Accumulated undistributed net investment income (net investment loss)	1,247,867		(280,424)	(122,487)	1,375,216
Accumulated net realized gain (loss)	(14,593,208)		(7,613,371)	948,551	15,782,337
Net Assets	$70,949,109		$270,241,137	$32,033,655	$165,726,240
* Cost	$53,981,967		$185,183,369	$21,791,411	$127,776,243
** Affiliated Cost	$2,986,453		$7,387,213	$1,233,710	$37,917,557
Class X Shares:
Net Assets	$53,768,336		$209,709,738	$14,522,500	$117,117,157
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,160,262		4,990,065	716,135	10,253,022
Net Asset Value Per Share	$17.01		$42.03	$20.28	$11.42
Class Y Shares:
Net Assets	$17,180,773		$60,531,399	$17,511,155	$48,609,083
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,013,028		1,450,631	883,553	4,266,885
Net Asset Value Per Share	$16.96		$41.73	$19.82	$11.39

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2011 (unaudited)

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Net Investment Income:
Income
Interest†	$186,378	$891,356	$6,014,165	—
Dividends†	—	—	22,512	$1,421,830
Interest and dividends from affiliates	—	30,281	268,640	1,298
Income from securities loaned - net	—	—	—	—
Total Income	186,378	921,637	6,305,317	1,423,128
†Net of foreign withholding taxes	—	—	—	66,490
Expenses
Investment advisory fee (Note 4)	269,682	97,253	466,017	220,281
Distribution fee (Class Y shares) (Note 5)	79,264	63,319	149,056	19,501
Administration fee (Note 4)	29,965	25,934	88,765	30,917
Professional fees	33,241	30,144	36,280	34,870
Shareholder reports and notices	13,815	11,000	18,707	13,921
Custodian fees	8,747	3,625	5,897	15,092
Trustees' fees and expenses	2,250	1,282	4,083	1,496
Transfer agent fees and expenses	1,501	1,247	1,488	1,487
Other	2,587	11,563	18,255	6,182
Total Expenses	441,052	245,367	788,548	343,747
Less: amounts waived	(260,908)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(90)	(953)	(808)
Net Expenses	180,144	245,277	787,595	342,939
Net Investment Income (Loss)	6,234	676,360	5,517,722	1,080,189
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	512	(192,733)	4,043,371	3,795,529
Investments in affiliates	—	26,644	96,895	—
Futures contracts	—	310,659	(124,879)	—
Swap agreements	—	27,958	183,300	—
Foreign currency exchange contracts	—	—	—	—
Foreign currency translation	—	—	—	26,702
Net Realized Gain	512	172,528	4,198,687	3,822,231
Change in Unrealized Appreciation/Depreciation on:
Investments	—	459,231	(971,921)	3,914,749
Investments in affiliates	—	(14,688)	(75,104)	—
Futures contracts	—	19,649	(728,034)	—
Swap agreements	—	(121,257)	(86,181)	—
Foreign currency exchange contracts	—	—	—	—
Foreign currency translation	—	—	—	(3,199)
Net Change in Unrealized Appreciation/Depreciation	—	342,935	(1,861,240)	3,911,550
Net Gain	512	515,463	2,337,447	7,733,781
Net Increase	$6,746	$1,191,823	$7,855,169	$8,813,970

See Notes to Financial Statements

	European Equity	Multi Cap Growth	Aggressive Equity	Strategist
Net Investment Income:
Income
Interest†	$26	$280	—	$743,183
Dividends†	1,676,359	874,373	$105,466	1,303,693
Interest and dividends from affiliates	920	6,116	636	38,502
Income from securities loaned - net	64,594	—	—	—
Total Income	1,741,899	880,769	106,102	2,085,378
†Net of foreign withholding taxes	165,851	53,168	6,251	224
Expenses
Investment advisory fee (Note 4)	315,233	587,712	111,642	374,828
Distribution fee (Class Y shares) (Note 5)	22,169	80,069	22,968	67,056
Administration fee (Note 4)	28,987	111,945	13,330	71,396
Professional fees	35,644	39,156	28,460	36,865
Shareholder reports and notices	18,039	18,250	8,182	19,723
Custodian fees	9,039	15,980	4,886	6,504
Trustees' fees and expenses	1,389	4,910	702	3,313
Transfer agent fees and expenses	1,488	1,804	1,251	1,421
Other	6,264	11,699	4,074	14,760
Total Expenses	438,252	871,525	195,495	595,866
Less: amounts waived	(53,746)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(574)	(3,960)	(401)	(7,525)
Net Expenses	383,932	867,565	195,094	588,341
Net Investment Income (Loss)	1,357,967	13,204	(88,992)	1,497,037
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	1,127,380	20,836,887	2,982,407	15,821,075
Investments in affiliates	—	—	—	25,037
Futures contracts	—	—	—	37,271
Swap agreements	—	—	—	93,328
Foreign currency exchange contracts	1,619	—	—	(1,681)
Foreign currency translation	216,544	(69,646)	(10,290)	(304)
Net Realized Gain	1,345,543	20,767,241	2,972,117	15,974,726
Change in Unrealized Appreciation/Depreciation on:
Investments	3,114,485	(6,932,254)	(1,373,414)	(14,104,211)
Investments in affiliates	—	—	—	(856,299)
Futures contracts	—	—	—	(39,179)
Swap agreements	—	—	—	(100,130)
Foreign currency exchange contracts	(3,504)	—	—	(3,450)
Foreign currency translation	16,017	470	54	520
Net Change in Unrealized Appreciation/Depreciation	3,126,998	(6,931,784)	(1,373,360)	(15,102,749)
Net Gain	4,472,541	13,835,457	1,598,757	871,977
Net Increase	$5,830,508	$13,848,661	$1,509,765	$2,369,014

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,234	$8,852	$676,360	$1,509,025	$5,517,722	$12,408,378
Net realized gain (loss)	512	1,958	172,528	940,308	4,198,687	11,573,449
Net change in unrealized appreciation/depreciation	—	—	342,935	(810,317)	(1,861,240)	(2,449,027)
Net Increase	6,746	10,810	1,191,823	1,639,016	7,855,169	21,532,800
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(2,823)	(7,144)	(456,806)	(562,429)	(5,809,741)	(6,824,574)
Class Y shares	(3,171)	(7,532)	(1,462,462)	(1,897,146)	(6,427,424)	(7,792,022)
Net realized gain
Class X shares	—	—	—	—	—	—
Class Y shares	—	—	—	—	—	—
Total Dividends and Distributions	(5,994)	(14,676)	(1,919,268)	(2,459,575)	(12,237,165)	(14,616,596)
Net decrease from transactions in shares of beneficial interest	(10,116,802)	(38,557,210)	(5,818,319)	(8,139,476)	(13,281,459)	(38,827,172)
Net Increase (Decrease)	(10,116,050)	(38,561,076)	(6,545,764)	(8,960,035)	(17,663,455)	(31,910,968)
Regulatory Settlement Proceeds:	—	—	—	—	—	—
Net Assets:
Beginning of period	127,070,119	165,631,195	68,681,678	77,641,713	230,684,688	262,595,656
End of Period	$116,954,069	$127,070,119	$62,135,914	$68,681,678	$213,021,233	$230,684,688
Accumulated Undistributed Net Investment Income (Loss)	$74	$(166)	$257,598	$1,500,506	$5,065,859	$11,785,302

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,080,189	$2,073,599	$1,357,967	$1,247,197
Net realized gain (loss)	3,822,231	5,114,667	1,345,543	(2,469,262)
Net change in unrealized appreciation/depreciation	3,911,550	(2,435,382)	3,126,998	5,518,693
Net Increase	8,813,970	4,752,884	5,830,508	4,296,628
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(1,548,002)	(1,869,792)	(1,159,573)	(1,420,614)
Class Y shares	(341,922)	(440,577)	(329,209)	(416,655)
Net realized gain
Class X shares	(3,167,474)	(5,105,356)	—	—
Class Y shares	(781,261)	(1,313,510)	—	—
Total Dividends and Distributions	(5,838,659)	(8,729,235)	(1,488,782)	(1,837,269)
Net decrease from transactions in shares of beneficial interest	(2,971,582)	(5,393,355)	(6,038,159)	(10,418,618)
Net Increase (Decrease)	3,729	(9,369,706)	(1,696,433)	(7,959,259)
Regulatory Settlement Proceeds:	—	—	—	84,956
Net Assets:
Beginning of period	77,196,654	86,566,360	72,645,542	80,519,845
End of Period	$77,200,383	$77,196,654	$70,949,109	$72,645,542
Accumulated Undistributed Net Investment Income (Loss)	$1,027,135	$1,836,870	$1,247,867	$1,378,682

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Multi Cap Growth		Aggressive Equity
	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,204	$330,653	$(88,992)	$(139,804)
Net realized gain	20,767,241	27,894,016	2,972,117	3,081,471
Net change in unrealized appreciation/depreciation	(6,931,784)	36,811,414	(1,373,360)	4,245,027
Net Increase	13,848,661	65,036,083	1,509,765	7,186,694
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(327,521)	(333,905)	—	—
Class Y shares	—	—	—	—
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	(327,521)	(333,905)	—	—
Net decrease from transactions in shares of beneficial interest	(31,136,063)	(43,247,359)	(3,666,645)	(5,434,742)
Net Increase (Decrease)	(17,614,923)	21,454,819	(2,156,880)	1,751,952
Net Assets:
Beginning of period	287,856,060	266,401,241	34,190,535	32,438,583
End of Period	$270,241,137	$287,856,060	$32,033,655	$34,190,535
Accumulated Undistributed Net Investment Income (Loss)	$(280,424)	$33,893	$(122,487)	$(33,495)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,497,037	$3,426,081
Net realized gain	15,974,726	17,577,561
Net change in unrealized appreciation/depreciation	(15,102,749)	(8,886,455)
Net Increase	2,369,014	12,117,187
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(2,406,851)	(2,078,387)
Class Y shares	(860,346)	(786,800)
Net realized gain
Class X shares	(12,604,023)	(699,178)
Class Y shares	(5,258,076)	(311,234)
Total Dividends and Distributions	(21,129,296)	(3,875,599)
Net decrease from transactions in shares of beneficial interest	(128,743)	(21,094,433)
Net Increase (Decrease)	(18,889,025)	(12,852,845)
Net Assets:
Beginning of period	184,615,265	197,468,110
End of Period	$165,726,240	$184,615,265
Accumulated Undistributed Net Investment Income (Loss)	$1,375,216	$3,145,376

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	5,147,540	7,067,298	15,168	182,994	37,798	87,443
Reinvestment of dividends and distributions	2,823	7,144	59,870	73,810	529,120	646,266
Redeemed	(10,308,909)	(31,627,402)	(187,936)	(484,177)	(999,351)	(1,707,768)
Net Decrease - Class X	(5,158,546)	(24,552,960)	(112,898)	(227,373)	(432,433)	(974,059)
Amount
Sold	$5,147,540	$7,067,298	$117,736	$1,424,485	$441,490	$974,412
Reinvestment of dividends and distributions	2,823	7,144	456,806	562,429	5,809,741	6,824,574
Redeemed	(10,308,909)	(31,627,402)	(1,466,589)	(3,778,238)	(11,529,693)	(19,049,643)
Net Decrease - Class X	$(5,158,546)	$(24,552,960)	$(892,047)	$(1,791,324)	$(5,278,462)	$(11,250,657)
Class Y Shares
Shares
Sold	8,551,460	12,204,944	38,884	459,275	49,889	456,727
Reinvestment of dividends and distributions	3,171	7,532	191,924	249,624	586,444	739,983
Redeemed	(13,512,887)	(26,216,726)	(860,020)	(1,519,333)	(1,308,786)	(3,645,566)
Net Decrease - Class Y	(4,958,256)	(14,004,250)	(629,212)	(810,434)	(672,453)	(2,448,856)
Amount
Sold	$8,551,460	$12,204,944	$301,018	$3,550,343	$571,256	$5,104,104
Reinvestment of dividends and distributions	3,171	7,532	1,462,462	1,897,146	6,427,424	7,792,022
Redeemed	(13,512,887)	(26,216,726)	(6,689,752)	(11,795,641)	(15,001,677)	(40,472,641)
Net Decrease - Class Y	$(4,958,256)	$(14,004,250)	$(4,926,272)	$(6,348,152)	$(8,002,997)	$(27,576,515)
Regulatory Settlement Proceeds:	—	—	—	—	—	—

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	26,202	46,011	2,677	7,727
Reinvestment of dividends and distributions	560,033	1,047,320	68,170	111,246
Redeemed	(771,112)	(1,462,098)	(325,680)	(672,452)
Net Decrease - Class X	(184,877)	(368,767)	(254,833)	(553,479)
Amount
Sold	$229,279	$379,861	$45,466	$111,210
Reinvestment of dividends and distributions	4,715,476	6,975,148	1,159,573	1,420,614
Redeemed	(6,681,336)	(11,546,584)	(5,520,719)	(9,737,700)
Net Decrease - Class X	$(1,736,581)	$(4,191,575)	$(4,315,680)	$(8,205,876)
Class Y Shares
Shares
Sold	8,467	41,158	2,024	19,373
Reinvestment of dividends and distributions	133,712	263,773	19,411	32,730
Redeemed	(279,446)	(416,792)	(123,454)	(195,961)
Net Decrease - Class Y	(137,267)	(111,861)	(102,019)	(143,858)
Amount
Sold	$74,769	$325,071	$32,498	$273,981
Reinvestment of dividends and distributions	1,123,183	1,754,087	329,209	416,655
Redeemed	(2,432,953)	(3,280,938)	(2,084,186)	(2,903,378)
Net Decrease - Class Y	$(1,235,001)	$(1,201,780)	$(1,722,479)	$(2,212,742)
Regulatory Settlement Proceeds:	—	—	—	$84,956

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Multi Cap Growth		Aggressive Equity
	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	9,916	19,352	9,036	21,087
Reinvestment of dividends and distributions	7,793	10,719	—	—
Redeemed	(531,887)	(964,108)	(88,446)	(194,973)
Net Increase (Decrease) - Class X	(514,178)	(934,037)	(79,410)	(173,886)
Amount
Sold	$412,201	$644,195	$178,658	$338,664
Reinvestment of dividends and distributions	327,521	333,905	—	—
Redeemed	(22,031,819)	(32,044,596)	(1,767,532)	(3,118,178)
Net Increase (Decrease) - Class X	$(21,292,097)	$(31,066,496)	$(1,588,874)	$(2,779,514)
Class Y Shares
Shares
Sold	6,703	22,133	24,127	50,042
Reinvestment of dividends and distributions	—	—	—	—
Redeemed	(248,269)	(384,584)	(131,004)	(223,151)
Net Decrease - Class Y	(241,566)	(362,451)	(106,877)	(173,109)
Amount
Sold	$277,063	$704,927	$469,201	$800,661
Reinvestment of dividends and distributions	—	—	—	—
Redeemed	(10,121,029)	(12,885,790)	(2,546,972)	(3,455,889)
Net Decrease - Class Y	$(9,843,966)	$(12,180,863)	$(2,077,771)	$(2,655,228)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2011	For The Year Ended December 31, 2010
	(unaudited)
Class X Shares
Shares
Sold	10,502	54,599
Reinvestment of dividends and distributions	1,314,437	229,551
Redeemed	(970,709)	(1,492,547)
Net Increase (Decrease) - Class X	354,230	(1,208,397)
Amount
Sold	$140,172	$677,302
Reinvestment of dividends and distributions	15,010,874	2,777,565
Redeemed	(12,942,393)	(18,715,821)
Net Increase (Decrease) - Class X	$2,208,653	$(15,260,954)
Class Y Shares
Shares
Sold	5,104	106,023
Reinvestment of dividends and distributions	537,175	90,972
Redeemed	(643,007)	(665,609)
Net Decrease - Class Y	(100,728)	(468,614)
Amount
Sold	$68,213	$1,342,545
Reinvestment of dividends and distributions	6,118,422	1,098,034
Redeemed	(8,524,031)	(8,274,058)
Net Decrease - Class Y	$(2,337,396)	$(5,833,479)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of 8 Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991

Limited Duration	May 4, 1999	Multi Cap Growth	March 9, 1984

Income Plus	March 1, 1987	Aggressive Equity	May 4, 1999

Global Infrastructure	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

European Equity	Seeks to maximize the capital appreciation of its investments.

Multi Cap Growth* (Formerly Capital Opportunities)	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks high total investment return.

*  Name change effective April 29, 2011.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

The following is a summary of significant policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (9) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

PORTFOLIO	VALUE OF LOANED SECURITY	VALUE OF COLLATERAL CASH(1)
European Equity	$2,144,686	$2,194,505

(1)  The Portfolio received cash collateral of $2,194,505 which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds, as reported in the Portfolio of Investments.

The Portfolio has the right under the lending agreement to recover the security from the borrower on demand.

G. Structured Investments — Certain Portfolios also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint.

H. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "other expenses" in the Statements of Operations. Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by taxing authorities.

I. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

J. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

K. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

L. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at fair value:

		Fair Value Measurements at June 30, 2011 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market
Short-Term Investments
Repurchase Agreements	$68,880,000	—	$68,880,000	—
Floating Rate Notes	22,500,000	—	22,500,000	—
Commercial Paper	11,997,688	—	11,997,688	—
Certificates of Deposit	10,500,091	—	10,500,091	—
Weekly Variable Rate Bond	3,000,000	—	3,000,000	—
Total Assets	$116,877,779	—	$116,877,779	—
Limited Duration
Assets:
Corporate Bonds	$32,192,898	—	$32,192,898	—
Sovereign	2,133,055	—	2,133,055	—
Asset-Backed Securities	13,758,607	—	13,758,607	—
Agency Fixed Rate Mortgages	576,980	—	576,980	—
Municipal Bonds	868,032	—	868,032	—
Agency Bond — Banking (FDIC Guaranteed)	699,640	—	699,640	—
U.S. Treasury Securities	6,782,410	—	6,782,410	—
Commercial Mortgage Backed Security	205,023	—	205,023	—
Non-U.S. Government — Guaranteed	3,345,749	—	3,345,749	—
Agency Adjustable Rate Mortgages	411,782	—	411,782	—
Collateralized Mortgage Obligation — Agency Collateral Series	382,531	—	382,531	—
Short-Term Investments
U.S. Treasury Security	669,931	—	669,931	—
Investment Company	472,396	$472,396	—	—
Total Short-Term Investments	1,142,327	472,396	669,931	—
Futures	15,469	15,469	—	—
Zero Coupon Swaps	93,777	—	93,777	—
Total Assets	62,608,280	487,865	62,120,415	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

		Fair Value Measurements at June 30, 2011 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Futures	$(12,312)	$(12,312)	—	—
Interest Rate Swaps	(54,829)	—	$(54,829)	—
Zero Coupon Swaps	(761,983)	—	(761,983)	—
Total Liabilities	(829,124)	(12,312)	(816,812)	—
Total	$61,779,156	$475,553	$61,303,603	—
Income Plus
Assets:
Corporate Bonds	$206,236,144	—	$206,236,144	—
Asset-Backed Security	1,065,183	—	1,065,183	—
Municipal Bond	671,898	—	671,898	—
Agency Fixed Rate Mortgage	1,594	—	1,594	—
Preferred Stock	581,760	$581,760	—	—
Convertible Preferred Stocks	350,420	350,420	—	—
Short-Term Investments
U.S. Treasury Security	584,940	—	584,940	—
Investment Company	1,492,774	1,492,774	—	—
Total Short-Term Investments	2,077,714	1,492,774	584,940	—
Futures	92,141	92,141	—	—
Total Assets	211,076,854	2,517,095	208,559,759	—
Liabilities:
Credit Default Swaps	(26,336)	—	(26,336)	—
Futures	(353,955)	(353,955)	—	—
Interest Rate Swaps	(183,971)	—	(183,971)	—
Total Liabilities	(564,262)	(353,955)	(210,307)	—
Total	$210,512,592	$2,163,140	$208,349,452	—
Global Infrastructure
Common Stocks
Airports	$1,890,653	$206,290	$1,684,363	—
Communications	11,017,833	8,066,421	2,951,412	—
Diversified	3,254,699	2,687,135	567,564	—
Oil & Gas Storage & Transportation	32,535,554	20,025,048	12,510,506	—
Ports	1,254,039	251,106	1,002,933	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

		Fair Value Measurements at June 30, 2011 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Toll Roads	$5,635,222	—	$5,635,222	—
Transmission & Distribution	15,491,106	$7,542,418	7,948,688	—
Water	3,689,131	1,189,735	2,499,396	—
Total Common Stocks	74,768,237	39,968,153	34,800,084	—
Short-Term Investment — Investment Company	955,537	955,537	—	—
Total Assets	$75,723,774	$40,923,690	$34,800,084	—
European Equity
Common Stocks
Aerospace & Defense	$1,273,064	—	$1,273,064	—
Auto Components	955,969	—	955,969	—
Automobiles	1,900,638	—	1,900,638	—
Chemicals	1,177,862	—	1,177,862	—
Commercial Banks	9,112,857	—	9,112,857	—
Electrical Equipment	1,723,180	—	1,723,180	—
Food & Staples Retailing	2,174,269	—	2,174,269	—
Food Products	3,198,760	—	3,198,760	—
Health Care Equipment & Supplies	1,513,325	—	1,513,325	—
Hotels, Restaurants & Leisure	975,014	—	975,014	—
Household Products	1,528,856	—	1,528,856	—
Industrial Conglomerates	2,556,342	—	2,556,342	—
Information Technology Services	1,157,534	—	1,157,534	—
Insurance	3,923,916	—	3,923,916	—
Machinery	2,720,612	—	2,720,612	—
Media	1,239,602	—	1,239,602	—
Metals & Mining	5,155,385	—	5,155,385	—
Multi-Utilities	1,329,784	—	1,329,784	—
Oil, Gas & Consumable Fuels	9,029,704	—	9,029,704	—
Pharmaceuticals	8,016,071	—	8,016,071	—
Professional Services	1,284,386	—	1,284,386	—
Specialty Retail	1,218,445	—	1,218,445	—
Tobacco	3,635,835	—	3,635,835	—
Wireless Telecommunication Services	2,348,403	—	2,348,403	—
Total Common Stocks	69,149,813	—	69,149,813	—

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		Fair Value Measurements at June 30, 2011 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments
Repurchase Agreements	$426,117	—	$426,117	—
Investment Company	2,986,453	$2,986,453	—	—
Total Short-Term Investments	3,412,570	2,986,453	426,117	—
Foreign Currency Exchange Contracts	53,232	—	53,232	—
Total Assets	$72,615,615	$2,986,453	$69,629,162	—
Multi Cap Growth
Common Stocks
Air Transport	$5,565,838	$5,565,838	—	—
Alternative Energy	11,813,984	11,813,984	—	—
Asset Management & Custodian	5,192,769	5,192,769	—	—
Biotechnology	9,245,404	9,245,404	—	—
Casinos & Gambling	6,626,632	6,626,632	—	—
Chemicals: Diversified	7,625,550	7,625,550	—	—
Commercial Finance & Mortgage Companies	5,268,025	5,268,025	—	—
Commercial Services	19,830,739	19,830,739	—	—
Communications Technology	9,405,650	9,405,650	—	—
Computer Services, Software & Systems	42,276,319	30,019,852	$4,059,017	$8,197,450
Computer Technology	28,098,352	28,098,352	—	—
Diversified Media	5,022,319	—	5,022,319	—
Diversified Retail	36,408,549	36,408,549	—	—
Financial Data & Systems	13,134,010	13,134,010	—	—
Health Care Services	5,685,322	5,685,322	—	—
Medical Equipment	7,108,417	7,108,417	—	—
Metals & Minerals: Diversified	11,753,242	6,402,263	5,350,979	—
Pharmaceuticals	6,765,808	6,765,808	—	—
Real Estate Investment Trusts (REIT)	10,245,782	10,245,782	—	—
Recreational Vehicles & Boats	9,529,560	—	9,529,560	—
Wholesale & International Trade	5,176,894	—	5,176,894	—
Total Common Stocks	261,779,165	224,442,946	29,138,769	8,197,450

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		Fair Value Measurements at June 30, 2011 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Convertible Preferred Stock	$1,465,815	—	—	$1,465,815
Short-Term Investment — Investment Company	7,387,213	$7,387,213	—	—
Total Assets	$270,632,193	$231,830,159	$29,138,769	$9,663,265
Aggressive Equity
Common Stocks
Air Transport	$660,863	$660,863	—	—
Alternative Energy	1,384,620	1,384,620	—	—
Asset Management & Custodian	608,597	608,597	—	—
Biotechnology	1,083,588	1,083,588	—	—
Casinos & Gambling	776,664	776,664	—	—
Chemicals: Diversified	893,765	893,765	—	—
Commercial Finance & Mortgage Companies	617,430	617,430	—	—
Commercial Services	2,324,196	2,324,196	—	—
Communications Technology	1,102,382	1,102,382	—	—
Computer Services, Software & Systems	4,973,308	3,518,292	$474,466	$980,550
Computer Technology	3,264,122	3,264,122	—	—
Diversified Media	588,641	—	588,641	—
Diversified Retail	4,267,187	4,267,187	—	—
Financial Data & Systems	1,550,616	1,550,616	—	—
Health Care Services	666,354	666,354	—	—
Medical Equipment	833,154	833,154	—	—
Metals & Minerals: Diversified	1,377,515	750,366	627,149	—
Pharmaceuticals	792,969	792,969	—	—
Real Estate Investment Trusts (REIT)	1,200,820	1,200,820	—	—
Recreational Vehicles & Boats	1,116,888	—	1,116,888	—
Wholesale & International Trade	607,390	—	607,390	—
Total Common Stocks	30,691,069	26,295,985	3,414,534	980,550
Convertible Preferred Stock	177,270	—	—	177,270
Short-Term Investment — Investment Company	1,233,710	1,233,710	—	—
Total Assets	$32,102,049	$27,529,695	$3,414,534	$1,157,820

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		Fair Value Measurements at June 30, 2011 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Strategist
Assets:
Common Stocks
Auto Components	$2,052,300	$2,052,300	—	—
Biotechnology	7,314,993	7,314,993	—	—
Capital Markets	4,525,060	4,525,060	—	—
Commercial Banks	4,186,000	4,186,000	—	—
Communications Equipment	4,360,653	4,360,653	—	—
Computers & Peripherals	15,669,790	15,669,790	—	—
Diversified Financial Services	9,972,258	9,972,258	—	—
Diversified Telecommunication Services	4,963,591	4,963,591	—	—
Hotels, Restaurants & Leisure	2,041,000	2,041,000	—	—
Industrial Conglomerates	1,829,609	1,829,609	—	—
Insurance	3,640,458	3,640,458	—	—
Metals & Mining	13,985,294	13,985,294	—	—
Oil, Gas & Consumable Fuels	6,527,815	6,527,815	—	—
Real Estate Investment Trusts (REITs)	3,682,046	3,682,046	—	—
Semiconductors & Semiconductor Equipment	4,613,519	4,613,519	—	—
Specialty Retail	1,881,086	1,881,086	—	—
Wireless Telecommunication Services	8,979,740	8,979,740	—	—
Total Common Stocks	100,225,212	100,225,212	—	—
Corporate Bonds	14,550,313	—	$14,550,313	—
Sovereign	808,962	—	808,962	—
Municipal Bonds	560,632	—	560,632	—
Agency Fixed Rate Mortgages	4,342	—	4,342	—
Asset-Backed Securities	1,067,227	—	1,067,227	—
Agency Bonds — Banking (FDIC Guaranteed)	2,672,607	—	2,672,607	—
U.S. Treasury Securities	12,855,753	—	12,855,753	—
U.S. Agency Securities	2,527,477	—	2,527,477	—

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		Fair Value Measurements at June 30, 2011 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments
U.S. Treasury Security	$414,957	—	$414,957	—
Investment Company	30,331,575	$30,331,575	—	—
Total Short-Term Investments	30,746,532	30,331,575	414,957	—
Foreign Currency Exchange Contracts	3,102	—	3,102	—
Futures	12,550	12,550	—	—
Interest Rate Swaps	26,217	—	26,217	—
Zero Coupon Swaps	28,723	—	28,723	—
Total Assets	166,089,649	130,569,337	35,520,312	—
Liabilities:
Foreign Currency Exchange Contracts	(7,609)	—	(7,609)	—
Futures	(1,813)	(1,813)	—	—
Interest Rate Swaps	(68,613)	—	(68,613)	—
Zero Coupon Swaps	(376,772)	—	(376,772)	—
Total Liabilities	(454,807)	(1,813)	(452,994)	—
Total	$165,634,842	$130,567,524	$35,067,318	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$32,571,084	$64,060,820	$23,961,875	$2,807,143

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stock	Common Stock	Convertible Preferred Stock
Beginning Balance	$5,231,372	$1,465,815	—	$177,270
Purchases	1,334,854	—	$862,949	—
Sales	—	—	—	—
Amortization of discount	—	—	—	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Change in unrealized appreciation (depreciation)	1,631,224	—	117,601	—
Realized gains (losses)	—	—	—	—
Ending Balance	$8,197,450	$1,465,815	$980,550	$177,270
Net change in unrealized appreciation/ depreciation from investments still held as of June 30, 2011.	$1,631,224	—	$117,601	—

3. Derivatives

Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do

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so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios used cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement

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amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio will instruct the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the

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unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" on the Statements of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210, Balance Sheet ("ASC 210").

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolios derivative contracts by primary risk exposure as of June 30, 2011.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITIES DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate	Variation margin	$15,469	†	Variation margin	$(12,312)†
	Risk	Unrealized appreciation on open swap agreements	93,777		Unrealized depreciation on open swap agreements	(816,812)
			$109,246			$(829,124)
Income Plus	Interest Rate	Variation margin	$92,141	†	Variation margin	$(353,955)†
	Risk	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(183,971)
	Credit Risk	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(26,336)
			$92,141			$(564,262)
European Equity	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	$53,232		Unrealized depreciation on open foreign currency exchange contracts	$—
Strategist	Interest Rate	Variation margin	$12,550	†	Variation margin	$(1,813)†
	Risk	Unrealized appreciation			Unrealized depreciation
		on open swap agreements	54,940		on open swap agreements	(445,385)
	Currency Risk	Unrealized appreciation on open foreign currency			Unrealized depreciation on open foreign currency
		exchange contracts	3,102		exchange contracts	(7,609)
			$70,592			$(454,807)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

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The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2011.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FORWARD FOREIGN CURRENCY
Limited Duration	Interest Rate Risk	$310,659	$27,958	—
Income Plus	Interest Rate Risk	$(124,879)	$183,300	—
European Equity	Currency Risk	—	—	$1,619
Strategist	Interest Rate Risk	$37,271	$93,328	—
	Currency Risk	—	—	$(1,681)
	Total	$37,271	$93,328	$(1,681)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FORWARD FOREIGN CURRENCY
Limited Duration	Interest Rate Risk	$19,649	$(121,257)	—
Income Plus	Interest Rate Risk	$(728,034)	$(86,181)	—
European Equity	Currency Risk	—	—	$(3,504)
Strategist	Interest Rate Risk	$(39,179)	$(100,130)	—
	Currency Risk	—	—	$(3,450)
	Total	$(39,179)	$(100,130)	$(3,450)

For the six months ended June 30, 2011, Strategist Portfolio's average monthly principal amount of foreign currency exchange contracts was $740,689, the average monthly original value of futures contracts was $4,712,133 and the average monthly notional amount of swap agreements was $49,725,157. Income Plus and Limited Duration Portfolios' average monthly original value of futures contracts was $110,770,052 and $15,782,598, respectively, and average monthly notional amount of swap agreements was $48,135,000 and $27,258,378, respectively. European Equity Portfolio's average monthly principal amount of foreign currency exchange contracts was $12,269,689.

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4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

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Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure and European Equity with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Investment Adviser receives from each Portfolio.

The Investment Adviser has agreed to cap European Equity's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Investment Adviser and Sub-Advisers, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Investment Adviser and Administrator have agreed to waive all or a portion of the Money Market Portfolio's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2011, the Distributor waived $155,771 and the Investment Adviser waived $105,137. These fee waivers and/or expense reimbursements are expected to continue for one year or until such time that the

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Board of Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

For the six months ended June 30, 2011, purchases and sales/prepayments/maturities of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS MATURITIES	PURCHASES	SALES/PREPAYMENTS MATURITIES
Limited Duration	$8,284,790	$9,160,440	$9,040,324	$13,455,216
Income Plus	—	—	59,194,013	76,639,670
Global Infrastructure	—	—	13,874,913	21,636,494
European Equity	—	—	4,463,066	10,827,488
Multi Cap Growth	—	—	42,674,119	70,647,731
Aggressive Equity	—	—	5,952,555	9,680,266
Strategist	4,437,356	4,205,561	92,083,832	134,133,882

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by an affiliate of the Investment Adviser both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2011 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2010	PURCHASED AT COST	SALES PROCEED	VALUE JUNE 30, 2011
Limited Duration	$830,785	$9,586,394	$9,944,783	$472,396
Income Plus	3,382,277	36,498,214	38,387,717	1,492,774
Global Infrastructure	2,007,943	10,752,762	11,805,168	955,537
European Equity	1,187,046	8,828,070	7,028,663	2,986,453
Multi Cap Growth	10,848,140	45,099,753	48,560,680	7,387,213
Aggressive Equity	1,244,382	7,250,477	7,261,149	1,233,710
Strategist	7,186,645	44,497,804	21,352,874	30,331,575

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	INCOME DISTRIBUTION EARNED	ADVISORY FEE REDUCTION
Limited Duration	$515	$90
Income Plus	1,666	953
Global Infrastructure	1,298	808
European Equity	920	574
Multi Cap Growth	6,116	3,960
Aggressive Equity	636	401
Strategist	12,108	7,525

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	PURCHASES	SALES	NET REALIZED GAIN	INCOME	VALUE
Limited Duration	MetLife Global	$328,646	$229,402	$3,395	$10,972	$326,962
Income Plus	MetLife, Inc.	—	—	—	51,772	1,361,794
Strategist	Allstate Corp. (The)	—	61,526	10,492	168	—
	MetLife, Inc.	—	55,375	3,372	810	—

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Investment Adviser, Administrator, Sub-Advisers and Distributor under Section 17 of the Act, for the six months ended June 30, 2011:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN	INCOME	VALUE
Limited Duration	$498,322	$639,540	$23,249	$18,794	$1,114,503
Income Plus	704,602	643,270	96,895	215,202	6,580,389
Strategist	3,667,730	114,196	11,173	25,392	6,799,274

The following Portfolio had transactions with other Morgan Stanley funds for the six months ended June 30, 2011:

PORFOLIO	PURCHASES	SALES	REALIZED GAIN
Multi Cap Growth	—	$5,035,807	$1,567,592

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

During the six months ended June 30, 2011, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Investment Adviser, Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$246	$1,314	$160	$141,961

During the six months ended June 30, 2011, the following Portfolios incurred brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers which may be deemed affiliates of the Investment Adviser, Sub-Advisers, Administrator and Distributor, under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$6,084	$721	$365	$14

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the six months ended June 30, 2011, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$161	$88	$302	$111	$100	$380	$45	$251

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$5,343	$2,777	$9,225	$2,817	$2,514	$9,670	$1,149	$7,241

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2010, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2011	2012	2013	2014	2015	2016	2017	2018	TOTAL
Limited Duration	$1,425	$4,026	$1,267	$2,233	$1,063	$17,119	$8,980	—	$36,113
Income Plus	—	—	—	—	5,172	19,232	—	—	24,404
European Equity	—	—	—	—	—	—	11,884	$3,308	15,192
Multi Cap Growth	—	—	—	—	—	20,502	7,207	—	27,709
Aggressive Equity	—	—	—	—	—	1,612	375	—	1,987

At December 31, 2010, the primary reason(s) for significant temporary differences were as follows:

TEMPORARY DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES
Money Market
Limited Duration
Income Plus
Global Infrastructure	•	•

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

TEMPORARY DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES
European Equity	•	•
Multi Cap Growth	•	•
Aggressive Equity	•	•
Strategist

Additionally, the following Portfolios had other temporary differences: Global Infrastructure, Strategist — income from the mark-to-market of foreign currency exchange contracts; Global Infrastructure, European Equity — foreign tax credit pass-through; Limited Duration, Income Plus, Strategist — capital gain/loss from the mark-to-market of futures contracts and/or options contracts; Limited Duration, Strategist — capital loss deferrals on straddles; The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Limited Duration, Income Plus and Strategist. The following Portfolios had temporary and/or permanent differences attributable to tax adjustment on swaps: Limited Duration, Income Plus and Strategist. The following Portfolios had temporary and permanent differences attributable to tax adjustments on passive foreign investment companies held/sold: Global Infrastructure and Strategist.

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by subprime mortgages.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Certain Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Certain Portfolios may invest in structured investments, which involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

At June 30, 2011, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Germany, Switzerland and France represented 46.2%, 15.5%, 12.7% and 12.3%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. Expense Offset

The Fund has entered into an arrangement with State Street ("Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statements of Operations.

10. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2011 (unaudited) continued

are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.

11. Regulatory Settlement Proceeds

The European Equity Portfolio received $84,956 in a settlement of administrative proceedings against other unaffiliated third parties involving findings by the Securities and Exchange Commission (SEC) of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

12. Subsequent Event

Effective July 31, 2011, the Board of Trustees of the Fund has approved (i) changing the investment adviser with respect to each Portfolio from Morgan Stanley Investment Advisors Inc. to Morgan Stanley Investment Management Inc., and (ii) changing the distributor with respect to each Portfolio from Morgan Stanley Distributors Inc. to Morgan Stanley Distribution, Inc. In connection with this approval, there will be no change in the nature of the services currently provided to the Fund through its existing advisory and distribution relationships.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2006	$1.00	$0.045		$0.005	$0.050		$(0.050)		—	$(0.050)
2007	1.00	0.050		—	0.050		(0.050)		—	(0.050)
2008	1.00	0.020		—	0.020		(0.020)		—	(0.020)
2009	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011^	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
CLASS Y SHARES
2006	1.00	0.043		(0.003)	0.040		(0.040)		—	(0.040)
2007	1.00	0.050		—	0.050		(0.050)		—	(0.050)
2008	1.00	0.020		—	0.020		(0.020)		—	(0.020)
2009	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011^	1.00	0.000	(e)	—	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
LIMITED DURATION CLASS X SHARES
2006	9.54	0.40		—	0.40		(0.45)		—	(0.45)
2007	9.49	0.47		(0.19)	0.28		(0.50)		—	(0.50)
2008	9.27	0.36		(1.72)	(1.36)		(0.15)		—	(0.15)
2009	7.76	0.20		0.24	0.44		(0.36)		—	(0.36)
2010	7.84	0.18		—	0.18		(0.28)		—	(0.28)
2011^	7.74	0.09		0.06	0.15		(0.26)		—	(0.26)
CLASS Y SHARES
2006	9.52	0.37		0.01	0.38		(0.42)		—	(0.42)
2007	9.48	0.44		(0.19)	0.25		(0.47)		—	(0.47)
2008	9.26	0.34		(1.73)	(1.39)		(0.14)		—	(0.14)
2009	7.73	0.18		0.24	0.42		(0.34)		—	(0.34)
2010	7.81	0.16		0.01	0.17		(0.26)		—	(0.26)
2011^	7.72	0.08		0.06	0.14		(0.24)		—	(0.24)
INCOME PLUS CLASS X SHARES
2006	10.49	0.51		0.05	0.56		(0.54)		—	(0.54)
2007	10.51	0.53		0.08	0.61		(0.56)		—	(0.56)
2008	10.56	0.53		(1.46)	(0.93)		(0.18)		—	(0.18)
2009	9.45	0.57		1.50	2.07		(0.53)		—	(0.53)
2010	10.99	0.58		0.39	0.97		(0.70)		—	(0.70)
2011^	11.26	0.29		0.11	0.40		(0.68)		—	(0.68)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2006	$1.00	4.61%		$132,690	0.55%		4.53%		—		N/A
2007	1.00	4.93	(d)	111,478	0.55		4.79		—		N/A
2008	1.00	2.45		115,415	0.57		2.40		—		N/A
2009	1.00	0.03		84,486	0.40	(f)(g)	0.03	(f)(g)	—		N/A
2010	1.00	0.01		59,932	0.29	(g)	0.00	(g)(h)	—		N/A
2011^	1.00	0.00	(h)(l)	54,773	0.30	(g)(m)	0.01	(g)(m)	—		N/A
CLASS Y SHARES
2006	1.00	4.35		102,296	0.80		4.28		—		N/A
2007	1.00	4.67	(d)	101,524	0.80		4.54		—		N/A
2008	1.00	2.19		112,113	0.82		2.15		—		N/A
2009	1.00	0.01		81,145	0.41	(f)(g)	0.01	(f)(g)	—		N/A
2010	1.00	0.01		67,139	0.29	(g)	0.00	(g)(h)	—		N/A
2011^	1.00	0.00	(h)(l)	62,181	0.30	(g)(m)	0.01	(g)(m)	—		N/A
LIMITED DURATION CLASS X SHARES
2006	9.49	4.28		34,047	0.47		4.18		—		51%
2007	9.27	2.95		26,214	0.47		4.95		—		49
2008	7.76	(14.91)		16,405	0.48	(i)	4.27	(i)	0.01%		54
2009	7.84	5.76		16,889	0.49	(i)	2.61	(i)	0.00	(h)	105
2010	7.74	2.35		14,921	0.55	(i)	2.25	(i)	0.00	(h)	88
2011^	7.63	1.95	(l)	13,847	0.56	(i)(m)	2.28	(i)(m)	0.00	(h)(m)	27	(l)
CLASS Y SHARES
2006	9.48	4.03		114,818	0.72		3.93		—		51
2007	9.26	2.80		101,066	0.72		4.70		—		49
2008	7.73	(15.22)		63,223	0.73	(i)	4.02	(i)	0.01		54
2009	7.81	5.56		60,753	0.74	(i)	2.36	(i)	0.00	(h)	105
2010	7.72	2.22		53,760	0.80	(i)	2.00	(i)	0.00	(h)	88
2011^	7.62	1.78	(l)	48,289	0.81	(i)(m)	2.03	(i)(m)	0.00	(h)(m)	27	(l)
INCOME PLUS CLASS X SHARES
2006	10.51	5.69		183,594	0.56		4.95		—		38
2007	10.56	5.99		155,879	0.55		5.02		—		125
2008	9.45	(8.92)		109,833	0.55	(i)	5.34	(i)	0.00	(h)	55
2009	10.99	22.57		114,488	0.56	(i)	5.64	(i)	0.00	(h)	75
2010	11.26	9.28		106,363	0.59	(i)	5.23	(i)	0.00	(h)	53
2011^	10.98	3.59	(l)	98,970	0.58	(i)(m)	5.11	(i)(m)	0.00	(h)(m)	27	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2006	$10.47	$0.49	$0.05	$0.54	$(0.52)	—	$(0.52)
2007	10.49	0.50	0.08	0.58	(0.53)	—	(0.53)
2008	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011^	11.22	0.28	0.11	0.39	(0.65)	—	(0.65)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2006	16.50	0.36	2.95	3.31	(0.37)	—	(0.37)
2007	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
2011^	8.13	0.12	0.85	0.97	(0.23)	(0.46)	(0.69)
CLASS Y SHARES
2006	16.49	0.32	2.95	3.27	(0.33)	—	(0.33)
2007	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
2011^	8.10	0.11	0.84	0.95	(0.20)	(0.46)	(0.66)
EUROPEAN EQUITY CLASS X SHARES
2006	19.82	0.36	5.55	5.91	(0.39)	—	(0.39)
2007	25.34	0.47	3.48	3.95	(0.46)	—	(0.46)
2008	28.83	0.63	(11.31)	(10.68)	(0.61)	(4.22)	(4.83)
2009	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011^	16.05	0.32	1.01	1.33	(0.37)	—	(0.37)
CLASS Y SHARES
2006	19.70	0.29	5.54	5.83	(0.34)	—	(0.34)
2007	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011^	15.98	0.30	1.01	1.31	(0.33)	—	(0.33)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2006	$10.49	5.34%		$210,681	0.81%		4.70%		—		38%
2007	10.54	5.73		196,774	0.80		4.77		—		125
2008	9.42	(9.11)		135,850	0.80	(i)	5.09	(i)	0.00	%(h)	55
2009	10.95	22.29		148,108	0.81	(i)	5.39	(i)	0.00	(h)	75
2010	11.22	9.01		124,322	0.84	(i)	4.98	(i)	0.00	(h)	53
2011^	10.96	3.48	(l)	114,051	0.83	(i)(m)	4.86	(i)(m)	0.00	(h)(m)	27	(l)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2006	19.44	20.32		142,721	0.71		2.05		—		19
2007	20.66	20.34		133,507	0.70		1.90		—		8
2008	11.30	(33.27)		70,951	0.74	(i)	2.46	(i)	0.00	(h)	76
2009	8.68	19.26		68,748	0.96	(i)	3.37	(i)	0.00	(h)	280
2010	8.13	6.93		61,408	0.87	(i)	2.71	(i)	0.00	(h)	148
2011^	8.41	12.08	(l)	61,994	0.84	(i)(m)	2.85	(i)(m)	0.00	(h)(m)	18	(l)
CLASS Y SHARES
2006	19.43	20.03		34,305	0.96		1.80		—		19
2007	20.65	20.04		31,780	0.95		1.65		—		8
2008	11.27	(33.45)		16,545	0.99	(i)	2.21	(i)	0.00	(h)	76
2009	8.64	18.83		17,818	1.21	(i)	3.12	(i)	0.00	(h)	280
2010	8.10	6.74		15,789	1.12	(i)	2.46	(i)	0.00	(h)	148
2011^	8.39	11.95	(l)	15,207	1.09	(i)(m)	2.60	(i)(m)	0.00	(h)(m)	18	(l)
EUROPEAN EQUITY CLASS X SHARES
2006	25.34	30.21		142,000	1.00	(j)	1.59	(j)	—		62
2007	28.83	15.59		127,071	1.00	(j)	1.73	(j)	—		41
2008	13.32	(42.70)		57,734	1.00	(i)(j)	3.01	(i)(j)	0.00	(h)	15
2009	15.42	27.73		61,197	1.00	(i)(j)	2.67	(i)(j)	0.00	(h)	26
2010	16.05	7.23	(k)	54,824	1.00	(i)(j)	1.81	(i)(j)	0.00	(h)	22
2011^	17.01	8.32	(l)	53,768	1.00	(i)(j)(m)	3.81	(i)(j)(m)	0.00	(h)(m)	6	(l)
CLASS Y SHARES
2006	25.19	29.88		45,637	1.25	(j)	1.34	(j)	—		62
2007	28.65	15.34		40,721	1.25	(j)	1.48	(j)	—		41
2008	13.24	(42.84)		17,845	1.25	(i)(j)	2.76	(i)(j)	0.00	(h)	15
2009	15.35	27.41		19,323	1.25	(i)(j)	2.42	(i)(j)	0.00	(h)	26
2010	15.98	6.96	(k)	17,821	1.25	(i)(j)	1.56	(i)(j)	0.00	(h)	22
2011^	16.96	8.20	(l)	17,181	1.25	(i)(j)(m)	3.56	(i)(j)(m)	0.00	(h)(m)	6	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MULTI CAP GROWTH CLASS X SHARES
2006	$28.46	$0.02	$1.15	$1.17	—	—	—
2007	29.63	0.21	5.57	5.78	$(0.18)	—	$(0.18)
2008	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011^	40.07	0.01	2.02	2.03	(0.07)	—	(0.07)
CLASS Y SHARES
2006	28.34	(0.05)	1.14	1.09	—	—	—
2007	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010	31.21	(0.02)	8.58	8.56	—	—	—
2011^	39.77	(0.04)	2.00	1.96	—	—	—
AGGRESSIVE EQUITY CLASS X SHARES
2006	13.77	(0.04)	1.12	1.08	—	—	—
2007	14.85	0.06	2.86	2.92	—	—	—
2008	17.77	(0.04)	(8.63)	(8.67)	(0.03)	—	(0.03)
2009	9.07	0.00	6.30	6.30	—	—	—
2010	15.37	(0.05)	4.05	4.00	—	—	—
2011^	19.37	(0.04)	0.95	0.91	—	—	—
CLASS Y SHARES
2006	13.61	(0.07)	1.11	1.04	—	—	—
2007	14.65	0.02	2.82	2.84	—	—	—
2008	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009	8.92	(0.03)	6.19	6.16	—	—	—
2010	15.08	(0.09)	3.97	3.88	—	—	—
2011^	18.96	(0.06)	0.92	0.86	—	—	—
STRATEGIST CLASS X SHARES
2006	16.05	0.41	1.86	2.27	(0.44)	$(1.35)	(1.79)
2007	16.53	0.46	0.92	1.38	(0.46)	(1.90)	(2.36)
2008	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)
2010	12.40	0.24	0.59	0.83	(0.20)	(0.07)	(0.27)
2011^	12.96	0.12	0.02	0.14	(0.27)	(1.41)	(1.68)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MULTI CAP GROWTH CLASS X SHARES
2006	$29.63	4.18%	$370,757	0.54%		0.06%		—		111%
2007	35.23	19.54	331,243	0.54		0.66		—		55
2008	18.41	(47.62)	140,041	0.55	(i)	0.08	(i)	0.01%		33
2009	31.42	71.32	202,279	0.55	(i)	0.44	(i)	0.00	(h)	23
2010	40.07	27.76	220,553	0.58	(i)	0.19	(i)	0.00	(h)	29
2011^	42.03	5.06 (l)	209,710	0.56	(i)(m)	0.07	(i)(m)	0.00	(h)(m)	15	(l)
CLASS Y SHARES
2006	29.43	3.92	113,707	0.79		(0.19)		—		111
2007	35.06	19.24	107,710	0.79		0.41		—		55
2008	18.29	(47.75)	45,671	0.80	(i)	(0.17	)(i)	0.01		33
2009	31.21	70.85	64,122	0.80	(i)	0.19	(i)	0.00	(h)	23
2010	39.77	27.43	67,303	0.83	(i)	(0.06	)(i)	0.00	(h)	29
2011^	41.73	4.93 (l)	60,531	0.81	(i)(m)	(0.18	)(i)(m)	0.00	(h)(m)	15	(l)
AGGRESSIVE EQUITY CLASS X SHARES
2006	14.85	7.84	30,720	0.85		(0.27)		—		59
2007	17.77	19.66	26,035	0.87		0.34		—		56
2008	9.07	(48.86)	10,289	0.90	(i)	(0.29	)(i)	0.00	(h)	33
2009	15.37	69.46	14,898	1.01	(i)	(0.02	)(i)	0.01		23
2010	19.37	26.02	15,413	1.09	(i)	(0.32	)(i)	0.00	(h)	27
2011^	20.28	4.70 (l)	14,523	1.03	(i)(m)	(0.40	)(i)(m)	0.00	(h)(m)	18	(l)
CLASS Y SHARES
2006	14.65	7.64	32,039	1.10		(0.52)		—		59
2007	17.49	19.39	29,837	1.12		0.09		—		56
2008	8.92	(49.00)	12,272	1.15	(i)	(0.54	)(i)	0.00	(h)	33
2009	15.08	69.06	17,541	1.26	(i)	(0.27	)(i)	0.01		23
2010	18.96	25.73	18,777	1.34	(i)	(0.57	)(i)	0.00	(h)	27
2011^	19.82	4.54 (l)	17,511	1.28	(i)(m)	(0.65	)(i)(m)	0.00	(h)(m)	18	(l)
STRATEGIST CLASS X SHARES
2006	16.53	15.01	258,164	0.55		2.53		—		36
2007	15.55	8.63	217,265	0.54		2.84		—		34
2008	10.60	(23.98)	134,668	0.54	(i)	2.28	(i)	0.02		52
2009	12.40	19.74	137,731	0.55	(i)	1.41	(i)	0.03		96
2010	12.96	6.81	128,254	0.59	(i)	1.89	(i)	0.02		119
2011^	11.42	1.07 (l)	117,117	0.58	(i)(m)	1.75	(i)(m)	0.01	(m)	59	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2006	$16.03	$0.37	$1.86	$2.23	$(0.40)	$(1.35)	$(1.75)
2007	16.51	0.42	0.92	1.34	(0.42)	(1.90)	(2.32)
2008	15.53	0.27	(3.76)	(3.49)	(0.09)	(1.39)	(1.48)
2009	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)
2010	12.35	0.21	0.58	0.79	(0.17)	(0.07)	(0.24)
2011^	12.90	0.10	0.03	0.13	(0.23)	(1.41)	(1.64)

  ^  For the six months ended June 30, 2011 (unaudited).

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The Investment Adviser fully reimbursed the Portfolio for the loss incurred resulting from the disposal of an investment. Without this reimbursement, the total return was 4.79% and 4.52% for Class X and Y, respectively.

(e)  Amount is less than $0.001.

(f)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser, and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2011
Class X	0.60%	(0.29)%
Class Y	0.85	(0.54)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

(h)  Amount is less than 0.005%.

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2006	$16.51	14.75%	$101,878	0.80%		2.28%		—		36%
2007	15.53	8.37	88,651	0.79		2.59		—		34
2008	10.56	(24.20)	53,046	0.79	(i)	2.03	(i)	0.02%		52
2009	12.35	19.44	59,737	0.80	(i)	1.16	(i)	0.03		96
2010	12.90	6.50	56,361	0.84	(i)	1.64	(i)	0.02		119
2011^	11.39	1.00 (l)	48,609	0.83	(i)(m)	1.50	(i)(m)	0.01	(m)	59	(l)

(i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(j)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 30, 2011
Class X	1.15%	3.66%
Class Y	1.40	3.41
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44
December 31, 2006
Class X	1.07	1.52
Class Y	1.32	1.27

(k)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

(l)  Not annualized.

(m)  Annualized.

Morgan Stanley Variable Investment Series

Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Arthur Lev President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Investment Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036

Sub-Adviser (Global Infrastructure and European Equity)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

VARINSAN
IU11-01701P-Y06/11

#40113A

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 25, 2011